AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2004
-------------------------------------------------------------------------------

                              FILE NOS. 333-100934
                                    811-21250

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 1

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 4

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                100 Motor Parkway
                                    Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
         (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
            (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

JOAN E. BOROS, ESQUIRE                  JOHN BUCHANAN, ESQUIRE
CHRISTOPHER S. PETITO, ESQUIRE          ALLSTATE LIFE INSURANCE COMPANY OF
JORDEN BURT, LLP                        NEW YORK
1025 THOMAS JEFFERSON STREET            3100 SANDERS ROAD
SUITE 400-EAST                          SUITE J5B
WASHINGTON, D.C. 20007                  NORTHBROOK, IL 60062

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485
/x/on May 1, 2004 pursuant to paragraph (b) of Rule 485
/ /60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

           CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS



          Flexible Premium Variable Universal Life Insurance Policies



                                   Issued by:

                  Allstate Life Insurance Company of New York



                              In connection with:

  Allstate Life Insurance Company of New York Variable Life Separate Account A



                                Street Address:

                             2940 South 84th Street

                             Lincoln, NE 68506-4142



                                Mailing Address:

                                P. O. Box 82532

                             Lincoln, NE 68501-2532



                       Telephone Number:  1-800-865-5237



This Prospectus describes information you should know before you purchase the Consultant Accumulator Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



The date of this Prospectus is May 1, 2004


                                 1  PROSPECTUS

TABLE OF CONTENTS
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                                 PAGE

--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------
  Description of the Policy and Policy Benefits 3
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  Risks of the Policy            5
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  The Portfolios And Associated Risks 6
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FEE TABLES
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  Transaction Fees               7
--------------------------------------------------------------------------------
  Periodic Charges Other Than Portfolio Operating Expenses 8
--------------------------------------------------------------------------------
  Optional Benefit Charges       9
--------------------------------------------------------------------------------
  Portfolio Annual Expenses (As a percentage of Portfolio Average Daily Net
  Assets)                        10
--------------------------------------------------------------------------------
PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------
  Application for a Policy       10
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  Premium Payments               11
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  Premium Limits                 11
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  Safety Net Premium             11
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  Modified Endowment Contracts   11
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  Allocation of Premiums         12
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POLICY VALUE
--------------------------------------------------------------------------------
  General                        12
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  Accumulation Units             12
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  Accumulation Unit Value        12
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  Postponement of Payments       13
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TRANSFERS
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  General                        13
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  Transfers Authorized by Telephone 13
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  Dollar Cost Averaging          14
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  Portfolio Rebalancing          14
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  Market Timing and Excessive Trading 14
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  Trading Limitations            15
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INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------
  The Sub-Accounts and the Portfolios 15
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  Voting Rights                  19
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  Additions, Deletions and Substitutions of Securities 20
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  The Fixed Account              19
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DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
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  Death Benefits                 20
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  Death Benefit Options          20
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  Change to Death Benefit Option 21
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  Change to Face Amount          21
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  Optional Insurance Benefits    22
--------------------------------------------------------------------------------
POLICY LOANS
--------------------------------------------------------------------------------
  General                        23
--------------------------------------------------------------------------------
  Loan Interest                  23
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  Loan Repayment                 23

                                 PAGE

--------------------------------------------------------------------------------
  Pre-Existing Loan              23
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  Effect on Policy Value         24
--------------------------------------------------------------------------------
SURRENDERS AND WITHDRAWALS
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  Surrenders                     24
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  Partial Withdrawal             24
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SETTLEMENT OPTIONS               24
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MATURITY                         25
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LAPSE AND REINSTATEMENT
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  Lapse and Grace Period         25
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  Reinstatement                  25
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CANCELLATION AND CONVERSION RIGHTS
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  Free-Look Period               26
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  Conversion                     26
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CHARGES AND DEDUCTIONS
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  Premium Expense Charge         26
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  Monthly Deduction              26
--------------------------------------------------------------------------------
  Policy Fee                     26
--------------------------------------------------------------------------------
  Administrative Expense Charge  26
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  Mortality and Expense Risk Charge 26
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  Cost of Insurance Charge       27
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  Rider Charges                  27
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  Separate Account Income Taxes  28
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  Portfolio Charges              28
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  Surrender Charge               28
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  Transfer Fee                   29
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GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------
  Beneficiaries                  29
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  Assignment                     29
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  Dividends                      29
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ABOUT US
--------------------------------------------------------------------------------
  Allstate Life Insurance Company of New York 30
--------------------------------------------------------------------------------
  The Separate Account           30
--------------------------------------------------------------------------------
FEDERAL TAXES
--------------------------------------------------------------------------------
  Introduction                   30
--------------------------------------------------------------------------------
  Taxation of the Company and the Separate Account 30
--------------------------------------------------------------------------------
  Taxation of Policy Benefits    30
--------------------------------------------------------------------------------
  Modified Endowment Contracts   31
--------------------------------------------------------------------------------
  Diversification Requirements   32
--------------------------------------------------------------------------------
  Ownership Treatment            32
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LEGAL PROCEEDINGS                32
--------------------------------------------------------------------------------
LEGAL MATTERS                    32
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS             32
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS        32
--------------------------------------------------------------------------------


                                 2  PROSPECTUS

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE

INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 32 of this prospectus.


SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Subaccounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2.   WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums.
 You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 10 and "Federal Taxes" beginning on page 30.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 31.

3.   WHAT IS THE SAFETY NET PREMIUM FEATURE?

We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 11.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 25.

4.   HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 26. For additional discussion of your Policy Value, please see "Policy Value" on page 12.

5.   WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers fifty-one (51) investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty
(20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Portfolios" on page 15 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 5 and "Transfers - Excessive Trading Limits" on page 14.




                                 3  PROSPECTUS

6.   HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
26. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 12.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Premiums - Allocation of Premiums" on page 12.
 Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7.   MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-865-5237. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 14.

8.   WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 23 and "Death Benefits and Optional Insurance Benefits" on page 20.

9.   HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10.   CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 21. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 30.

11.   DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes.  You may surrender your Policy at any time for its Net Surrender Value.
 Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first nine Policy Years and the first nine years following an increase to the Face Amount.
 For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 28.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 24.


                                 4  PROSPECTUS

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 5 and "Federal Taxes - Taxation of Policy Benefits" on page 30.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see "Policy Loans" on page 23.

13.   CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.

14.   CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 26.

RISKS OF THE POLICY

1.   IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose.
 Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy.
 For more detail, please see "The Portfolios and Associated Risks" on page 6 and "Investment and Fixed Account Options" on page 15. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3.   CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 25. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 30.

4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis.
 Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 30.

5.   WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 24. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 30.

6.   WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we


                                 5  PROSPECTUS
reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 14 and 15 and "Transfers - Trading Limitations" on page 15.

7.   WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions- Surrender Charge" on page 28. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 30.

8.   WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 31.

9.   WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 30.

THE PORTFOLIOS AND ASSOCIATED RISKS

1.   WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the accompanying Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 15.

2.   WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 15.

3.   HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                 6  PROSPECTUS

FEE TABLES
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                              TRANSACTION FEES
          Charge             When Charge is Deducted       Amount Deducted
          ------             -----------------------       ---------------
Premium Expense Charge       When you pay a Premium.   5.25% of the Premium
                                                        amount.

Surrender Charge (per $1000  When you surrender your
 of Face Amount)(1)           Policy during the first
                              9 Policy Years.

                                                       Minimum:  $3.32 per
                                                        $1000.
 Minimum and Maximum                                   Maximum:  $56.07 per
 Initial Surrender Charge:                              $1000

 Initial Surrender Charge                              $19.31 per $1000.
 for 45 year-old male
 non-smoker, $120,000 Face
 Amount

Transfer Fee (2)             Second and each           $10.00 maximum; $0
                              subsequent transfer in    current
                              each calendar month.

Partial Withdrawal Service   When you make a           $10.00 per withdrawal
 Fee                          withdrawal.

Loan Interest (3)            When you have a Policy    Interest Rate on
                              loan.                     Preferred Loans 4%
                                                       Interest Rate on
                                                        Standard Loans 5%


(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases.

  The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 23.


                                 7  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
           Charge                  When Charge is          Amount Deducted
           ------                  ---Deducted---          ---------------
                                      --------
Minimum and Maximum COI                                Guaranteed:
 Charge (1):                                            Minimum: $0.06 per
                                                        $1000.
                                                        Maximum: $83.33 per
                                                        $1000.
                                                       Current:
                                                        Minimum: $0.02 per
                                                        $1000.
                                                        Maximum: $31.99 per
                                                        $1000


Minimum & Maximum COI Charge                           Guaranteed:
 for a 45-year old Male                                 Minimum: $0.29 per
 Non-Smoker, $120,000 Face                              $1000.
 Amount                                                 Maximum: $83.33 per
                                                        $1000.
                                                       Current:
                                                        Minimum: $0.23 per
                                                        $1000.
                                                        Maximum: $20.96 per
                                                        $1000.

Administrative Expense Charge  Monthly during the      Minimum Annual Rate:
 (per $1000 Initial Face        first 10 Policy years   $0.25 per $1000
 Amount)(2)                                            Maximum Annual Rate:
                                                        $2.50 per $1000

Administrative Expense Charge  Monthly during the      Monthly rate of : $0.08
 for a 45-year old Male         first 10 Policy years   per $1,000
 Non-Smoker, $120,000 Face
 Amount

Policy Fee                     Monthly                 Guaranteed: $10.00
                                                       Current:         $7.50

Mortality and Expense Risk     Monthly                 Annual Rate for Policy
 Charge (as a percentage of                             Years 1-10: 0.55%.
 total monthly Sub-Account                             Annual Rate for Policy
 Value)(3)                                              Years 11+: 0.15%


(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 26.

   The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is $0.21. The minimum monthly rate is $0.02.

(3)The monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter.
   We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.




                                 8  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES

Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 22 below:

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
      Optional Benefit             When Charge is          Amount Deducted
      ----------------             ---Deducted---          ---------------
                                      --------
CHILDREN'S LEVEL TERM RIDER           Monthly
 (per $1,000 unit of coverage                          $0.50 per unit

ACCIDENTAL DEATH BENEFIT              Monthly
 RIDER (per $1,000 of benefit
 amount) (1)
                                                       Minimum COI: $0.02917
Minimum and maximum COI                                 per $1,000
 Charge:                                               Maximum COI: $0.13083
                                                        per $1,000
Minimum and maximum COI
 Charge for a 45-year old                              Minimum COI: $0.07000
 male Non-Smoker, $120,000                              per $1,000
 face amount:                                          Maximum COI: $0.13083
                                                        per $1,000

CONTINUATION OF PREMIUM RIDER         Monthly
 (per $100 of benefit amount)
 (2)
                                                       Minimum COI: $0.23000
Minimum and maximum COI                                 per $100
 Charge:                                               Maximum COI: $1.54000
                                                        per $100
Minimum and maximum COI
 Charge for a 45-year old                              Minimum COI: $0.53 per
 male Non-Smoker, $120,000                              $100
 face amount:                                          Maximum COI: $0.53 per
                                                        $100

ADDITIONAL INSURED RIDER (per         Monthly
 $1,000 of benefit amount)
 (3)
                                                       Guaranteed:
Minimum and maximum COI                                Minimum COI: $0.05750
 Charge:                                                per $1,000
                                                       Maximum COI: $83.33333
                                                        per $1,000
                                                       Current:
                                                       Minimum COI: $0.01833
                                                        per $1,000
                                                       Maximum COI: $33.67500
                                                        per $1,000
Minimum and Maximum COI
 Charge for a 45-year old                              Guaranteed:
 male Non-Smoker, $120,000                             Minimum COI: $0.05750
 face amount:                                           per $1,000
                                                       Maximum COI: $83.33333
                                                        per $1,000
                                                       Current:
                                                       Minimum COI: $0.23216
                                                        per $1,000
                                                       Maximum COI: $22.06250
                                                        per $1,000

PRIMARY INSURED TERM                  Monthly
 INSURANCE BENEFIT RIDER (per
 $1,000 of benefit amount (4)
                                                       Guaranteed:
Minimum and Maximum COI                                Minimum COI: $0.05750
 Charge:                                                per $1,000
                                                       Maximum COI: $83.33333
                                                        per $1,000
                                                       Current:
                                                       Minimum COI: $0.01900
                                                        per $1,000
                                                       Maximum COI: $25.25583
Minimum and Maximum COI                                 per $1,000
 Charge for a 45-year old
 male Non-Smoker, $120,000                             Guaranteed:
 face amount:                                          Minimum COI: $0.05750
                                                        per $1,000
                                                       Maximum COI: $83.33333
                                                        per $1,000
                                                       Current:
                                                       Minimum COI: $0.06167
                                                        per $1,000
                                                       Maximum COI: $17.03083
                                                        per $1,000

ACCELERATED DEATH BENEFIT               N/A            N/A
 RIDER (5)


(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.


                                 9  PROSPECTUS

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.





PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERGE DAILY NET ASSETS)

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           ANNUAL PORTFOLIO EXPENSES
----------------------------------------------------------------------------------
                                  Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating
Expenses/(1)/
(expenses that are
deducted from
Portfolio assets,
which may include
management fees,
distribution and/or
services (12b-1) fees,
and other expenses)                0.29%                         7.06%
----------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2003.






PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------




APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us.
 Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date,
(ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your


                                 10  PROSPECTUS
application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.


PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 30. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
 Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.


PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code.
 Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" at page 31 below for more information.


SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due.
 For additional discussion of lapse, please see "Lapse and Reinstatement" on page 25. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 25.


MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your


                                 11  PROSPECTUS

Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.


ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

Usually, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 26.


POLICY VALUE
--------------------------------------------------------------------------------




GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and
a date on which we are open for business.    Calculations for initial Premiums
and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.


ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and


                                 12  PROSPECTUS

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios that accompany this Prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.


POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.


TRANSFERS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 29, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit.
 We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page 12. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
 (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts.
 In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.


TRANSFERS AUTHORIZED BY TELEPHONE.  You may make transfers by telephone.
 Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations


                                 13  PROSPECTUS
with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to eight options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application.
 You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 13 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account.
 You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.


PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than eight (8) Sub-Accounts, or seven (7) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus.
 Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one period after the Issue Date. Otherwise, your first rebalancing occurs one period after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.


MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. Our policy is not to accept knowingly any


                                 14  PROSPECTUS
money intended for the purpose of market timing or excessive trading.
 Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If we identify a pattern of market-timing or excessive trading activity, we will make further inquiry and may, depending on the circumstances, impose trading limitations as described below under "Trading Limitations" consistent with applicable law and the Policy. Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, not all market timing or excessive trading is identifiable or preventable. Therefore, we cannot guarantee that we can prevent such trading activity in all cases or before it occurs.


TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, or refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any sub-account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares. We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.


INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.


Portfolio                       Investment Objective                                                   Investment Adviser
-----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund -     Long-term growth of capital
 Series I
-------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation   Growth of capital.
 Fund - Series I
-------------------------------------------------------------------------------------------------------

                                 15  PROSPECTUS

-------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic       Long-term capital appreciation                                          A I M ADVISORS, INC.
 Trends Fund - Series I
-------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund -  Long-term growth of capital. Income is a secondary objective
 Series I
-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND

-----------------------------------------------------------------------------------------------------------------------------------
Alger American Growth           Long-term capital appreciation
 Portfolio- Class O                                                                                     FRED ALGER MANAGEMENT,
------------------------------------------------------------------------------------------------------- INC.
Alger American Leveraged Allcap Long-term capital appreciation
 Portfolio Class O
-------------------------------------------------------------------------------------------------------
Alger American MidCap Growth    Long-term capital appreciation
 Portfolio - Class O
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE
PRODUCTS FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager/SM/  High total return with reduced risk over the long term
 Portfolio - Initial Class
-------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund/(R)/    Long-term capital appreciation
 Portfolio - Initial Class
-------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income      Reasonable income
 Portfolio B - Initial Class
-------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio   Capital appreciation
 - Initial Class                                                                                        FIDELITY MANAGEMENT &
------------------------------------------------------------------------------------------------------- RESEARCH COMPANY
Fidelity VIP Index 500          Investment results that correspond to the total return of common
 Portfolio - Initial Class      stocks publicly traded in the United States, as represented by the Standard & Poor's 500 /SM/ Index (S&P 500(R))
-------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade   As high a level of current income as is consistent with the
 Bond Portfolio - Initial Class preservation of capital
-------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market       As high a level of current income as is consistent with
 Portfolio - Initial Class      preservation of capital and providing liquidity
-------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Long-term growth of capital
 - Initial Class
-----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES

-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced     Long-term capital growth, consistent with preservation of capital
 Portfolio - Service Shares     and balanced by current income                                          JANUS CAPITAL MANAGEMENT,
------------------------------------------------------------------------------------------------------- LLC
Janus Aspen Series Capital      Long-term growth of capital
 Appreciation Portfolio
 - Service Shares
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Foreign      Long-term growth of capital
 Stock Portfolio - Service
 Shares (1)
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap      Capital appreciation
 Value Portfolio - Service
 Shares
-------------------------------------------------------------------------------------------------------
Janus Aspen Series Risk-Managed Long-term growth of capital
 Core Portfolio - Service
 Shares (formerly Risk-Managed
 Large Cap Core Portfolio)
-----------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.

-----------------------------------------------------------------------------------------------------------------------------------
Lazard Retirement Emerging      Long-term capital appreciation                                          LAZARD ASSET MANAGEMENT LLC
 MarketS Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

                                 16  PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
MFS High Income Series          High current income by investing primarily in a professionally
 - Initial Class                managed diversified portfolio of fixed income securities, some of which may involve equity features
-------------------------------------------------------------------------------------------------------
MFS Investors Growth Stock      Long-term growth of capital and future income rather than
  Series - Initial Class        current income
-------------------------------------------------------------------------------------------------------
MFS Investors Trust Series -    Long-term growth of capital with a secondary objective to seek          MFS INVESTMENT
 Initial Class                  reasonable current income                                               MANAGEMENT(R)
-------------------------------------------------------------------------------------------------------
MFS New Discovery Series        Capital appreciation
 - Initial Class
-------------------------------------------------------------------------------------------------------
MFS Total Return Series         Seeks to provide above-average income (compared to a portfolio
 - Initial Class                invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income
-------------------------------------------------------------------------------------------------------
MFS Value Series - Initial      Capital appreciation and reasonable income
  Class

-----------------------------------------------------------------------------------------------------------------------------------
PIMCO ADVISORS VARIABLE                                                                                 OPCAP ADVISORS LLC
INSURANCE TRUST                                                                                         (ADVISER)
-----------------------------------------------------------------------------------------------------------------------------------
PAVIT NFJ Small Cap Value       Long term capital appreciation
 Portfolio
-------------------------------------------------------------------------------------------------------
PAVIT OpCap Balanced Portfolio  Growth of capital and investment income

-------------------------------------------------------------------------------------------------------
PAVIT OpCap Small Cap Portfolio Capital appreciation

-------------------------------------------------------------------------------------------------------
PAVIT PEA Renaissance Portfolio Long term capital appreciation and income                               PIMCO EQUITY ADVISORS
                                                                                                        LLC (SUB-ADVISER)
-------------------------------------------------------------------------------------------------------
PAVIT PEA Science And           Capital appreciation
 Technology Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT
FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities   Long-term capital appreciation
 Fund/VA
-------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small   Capital appreciation                                                    OPPENHEIMERFUNDS, INC.
 Cap Fund/VA Initial Class
-----------------------------------------------------------------------------------------------------------------------------------
PANORAMA SERIES FUND, INC.

-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer International       Long-term growth of capital                                             OPPENHEIMERFUNDS, INC.
 Growth Fund/VA
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond          To maximize total return, consistent with preservation of capital
 Portfolio (U.S. Dollar-Hedged) and prudent investment management.
------------------------------------------------------------------------------------------------------- PACIFIC INVESTMENT
PIMCO VIT Money Market          To maximize current income, consistent with preservation of             MANAGEMENT, INC
 Portfolio - Administrative     capital and daily liquidity
 Series
-------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio Seeks maximum real return, consistent with preservation of real
 - Administrative Series        capital and prudent investment management.
-------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return          To maximize current income, consistent with preservation of
 Portfolio                      capital and prudent investment management.
-----------------------------------------------------------------------------------------------------------------------------------

                                 17  PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund       High current  income.  Capital  growth is a secondary goal when
- Class IA                      consistent  with achieving  high current  income.  The fund seeks  its  goal by  investing  at  least  80% in  U.S.  corporate rated  below investment grade (junk bonds) and that have intermediate to long-term maturities (three years or longer.) Putnam Investment
                                Management Company LLC
-------------------------------------------------------------------------------------------------------
Putnam VT International Growth  Capital growth. Current income is a secondary objective.
 and Income Fund - Class IA
-----------------------------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
Sector Rotation Portfolio       Long-term capital appreciation                                          RYDEX GLOBAL ADVISORS
-----------------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------------
All Cap Fund                    Capital appreciation through investment in securities that the investment manager believes have above-average capital
                                appreciation potential
-------------------------------------------------------------------------------------------------------
Variable High Yield Bond Fund   To maximize total return, consistent with the preservation of           SALOMON BROTHERS ASSET
 - Class I                      capital                                                                 MANAGEMENT INC.
-------------------------------------------------------------------------------------------------------
Variable Investors Fund -       Long term growth with current income as a secondary objective
 Class I
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES I

-----------------------------------------------------------------------------------------------------------------------------------
Scudder SVS I Balanced          A balance of growth and income from a diversified portfolio of          DEUTSCHE INVESTMENT
 Portfolio - Class A            equity and fixed income securities                                      MANAGEMENT AMERICAS INC.
-----------------------------------------------------------------------------------------------------------------------------------
SCUDDER INVESTMENTS VIT FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index   To replicate as closely as possible before deduction of expenses,
 Fund - Class A                 performance of the MSCI EAFE Index which emphasizes stocks in major
                                markets in Europe, Australia, and the Far East                          DUETSCHE ASSET
------------------------------------------------------------------------------------------------------- MANAGEMENT INC.
Scudder VIT Equity 500 Index    To replicate as closely as possible before deduction of expenses,
 Fund - Class A                 performance of the S&P 500 Index which emphasizes stocks of large
                                U.S. companies.
-------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index     To replicate as closely as possible before deduction of expenses,
 Fund - Class A                 performance of the Russell 2000 Index which emphasizes stocks of small U.S. companies.
-----------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES,
INC.
-----------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Blue Chip Growth  Long term capital growth with income as a secondary objective
 Portfolio - I
-------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income     Substantial dividend income as well as long-term growth of              T. ROWE PRICE ASSOCIATES,
 Portfolio                      capital                                                                 INC.
-----------------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
Van Eck Absolute Return Fund    Consistent absolute (positive) returns in various market cycles
-------------------------------------------------------------------------------------------------------
Van Eck Emerging Markets Fund   Long-term capital appreciation by investing primarily in equity         VAN ECK ASSOCIATES
                                securities in emerging markets around the world                         CORPORATION
-------------------------------------------------------------------------------------------------------
Van Eck Hard Assets Fund        Long-term capital appreciation by investing primarily in "hard asset securites." Income is a secondary consideration
-----------------------------------------------------------------------------------------------------------------------------------

                                 18  PROSPECTUS

-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UNIVERSAL
INSTITUTIONAL FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity Growth    Seeks long-term capital appreciation by investing primarily on
 Portfolio - Class I            growth-oriented equity securities of large capitalizationcompanies
-------------------------------------------------------------------------------------------------------
Van Kampen UIF High Yield       Above-average total return over a market cycle of three to five years
 Portfolio - Class I            by investing primarily in high yield securities
-------------------------------------------------------------------------------------------------------
Van Kampen UIF Real Estate      Above average current income and long-term capital appreciation         VAN KAMPEN (1)
 Portfolio - Class I
-----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT
TRUST
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Aggressive       Capital growth
 Growth Portfolio - Class II
-------------------------------------------------------------------------------------------------------
Van Kampen LIT Government       High current return consistent with preservation of capital
 Portfolio - Class I
-------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth And       Long-term growth of capital and income                                  VAN KAMPEN ASSET
 Income Portfolio -Class I                                                                              MANAGEMENT INC.
-----------------------------------------------------------------------------------------------------------------------------------



(1) Morgan Stanley Investment Management, Inc., the advisor to the UIF Portfolios, does business in certain instances using the name Van Kampen.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

 We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.


Some of the Portfolios have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio.
 Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions.
 However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. We vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

                           19  PROSPECTUS

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.


ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

.. to operate the Separate Account in any form permitted by law;

.. to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

.. to transfer assets from one Sub-Account to another, or to our general account;

.. to add, combine, or remove Sub-Accounts in the Separate Account;

.. to assess a charge for taxes attributable to the operations of the Separate
  Account or for other taxes, as described in "Charges and Deductions"; and

.. to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.


THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act.
 Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.


DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page 22. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.


DEATH BENEFIT OPTIONS.  You may choose one of two Death Benefit Options:

  Option 1:  the Death Benefit is the greater of:  (a) the Face Amount of the
  ------ -
  Policy; or (b) the Policy Value


                                 20  PROSPECTUS
  multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

  Option 2:  the Death Benefit is the greater of:  (a) the Face Amount plus the
  ------ -
  Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage.  The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

                EXAMPLES                      A           B

Face Amount                                $100,000    $100,000
Death Benefit Option                              1           1
Insured's Age                                    45          45
Policy Value on Date of Death              $ 48,000    $ 34,000
Applicable Corridor Percentage                  215%        215%
Death Benefit                              $103,200    $100,000



In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).


CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $250,000.


CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request.We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face

                                 21  PROSPECTUS

Amount of your Policy if
afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 28 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 30.


OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, which is only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

Children's Level Term Rider.
----------------------------

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 22/ND/ birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child's 22/ND/ birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

Accidental Death Benefit Rider.
-------------------------------

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 65/TH/ birthday; or (3) you ask to end the rider.

Continuation of Premium Rider.
------------------------------

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

Additional Insured Rider.
-------------------------

This rider provides life insurance coverage on an additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75/TH/ birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

Primary Insured Term Insurance Benefit Rider.
---------------------------------------------

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until you reach age 80. Until you reach age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until you reach age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Insurance Benefit Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Insurance Benefit Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Insurance Benefit Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

Accelerated Death Benefit Rider.
--------------------------------

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, notwithstanding medical care, will result in death within twelve months. There is no

                                 22  PROSPECTUS
additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

(i)50% of the Death Benefit as of the date the first request is paid; or

(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

(iii) pro-rata amount of any outstanding Policy Loan; and

(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.



POLICY LOANS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. We usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.


LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate on standard loans is currently 5.0% per year.


LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.


PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

                                 23  PROSPECTUS

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example

Transferred Policy Value                $190,000
Transferred Policy Loan                 $ 40,000
Surrender Value                         $150,000
20% of Policy Value                     $ 38,000
Preferred Loan                          $ 38,000
Standard Loan                           $  2,000



EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.


SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------


SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. We pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


PARTIAL WITHDRAWAL.  General.  While the Policy is in force after the first
                     --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount.  If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value.
 We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences.  The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at

                                 24  PROSPECTUS
the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%.
 We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

  Option A - Interest.  We hold the proceeds, credit interest to them and pay
  --------------------
  out the funds when the person entitled to them requests.

  Option B - Fixed Payments.  We pay a selected monthly income until the
  --------------------------
  proceeds, and any interest credits, are exhausted.

  Option C - Life Income Guaranteed Period Certain.  We pay the proceeds in a
  -------------------------------------------------
  monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period.

  Option D - Joint and Survivor.  We pay the proceeds in a monthly income to two
  ------------------------------
  payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due.

  Option E - Period Certain.  We pay the proceeds in monthly installments for a
  --------------------------
  specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured.
 If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.


MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 100th birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.


LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------


LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice informing you of the amount to be paid by you before the end of the Grace Period to prevent your Policy from terminating. The amount shown in the notice will be sufficient to cover the Monthly Deduction(s) due and unpaid. You may pay additional Premium if you wish.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 20. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.


REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1)

                                 25  PROSPECTUS
cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.


CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------


FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within ten
(10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.


CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

 New York does not currently have a premium tax.


MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1) the Policy Fee;

2) the administrative expense charge;

3) the mortality and expense risk charge;

4) the cost of insurance charge for your Policy; and

5) the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.


POLICY FEE. The current monthly policy fee is $7.50 per month, and we guarantee that we will never raise it to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.


ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years. The rate is set at Policy issue. The monthly Administrative Expense Charge rates are individualized depending on the Insured's age at Policy Issue. The maximum monthly Administrative Expense Charge is $0.2083 per $1,000 of Face Amount and the maximum annual Administrative Expense Charge is $2.4996 per $1,000 of Face Amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase.

                                 26  PROSPECTUS

The Administrative Expense Charge is waived after the Insured's age 100.


MORTALITY AND EXPENSE RISK CHARGE. For the first ten Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's Age 100.


COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 7 of your Policy. Please see the following example.

          Example (45-Year Old Non-Smoking Male):
          ---------------------------------------
Face Amount                                         $100,000
Death Benefit Option                                       1
Policy Value on the Current Monthly Deduction Day   $ 30,000
Insured's Attained Age                                    45
Corridor Percentage                                      215%
Death Benefit                                       $100,000


On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 x 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% x $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction.
 Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 12. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance
rate.   Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and Age.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance

                                 27  PROSPECTUS
charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.


RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 9 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 21.


SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.


PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.


SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge.  When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's Age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is Age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker                                                                $19.31
Male Smoker                                                                    $23.49
Female Non-Smoker                                                              $16.00
Female Smoker                                                                  $18.28


Accordingly, if the Insured were a male non-smoker Age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $1,931.

The rates for each category are greater or lesser according to the Age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker                                                              $55.76
Male Smoker                                                                  $56.07
Female Non-Smoker                                                            $51.29
Female Smoker                                                                $55.85


If you surrender your Policy after nine Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, Age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

                    MALE,    MALE,    FEMALE,     FEMALE,
                  NONSMOKER  SMOKER  NONSMOKER    SMOKER
  POLICY YEAR      AGE 45    AGE 45    AGE 45     AGE 45
  -----------      ------    ------    ------     ------
       1            100%      100%      100%       100%
       2            100%      100%      100%       100%
       3            100%      100%      100%       100%
       4             85%       85%       85%        85%
       5             71%       71%       71%        71%
       6             57%       57%       57%        57%
       7             43%       43%       43%        43%
       8             29%       28%       28%        28%
       9             15%       15%       14%        15%

                                 28  PROSPECTUS

                    MALE,    MALE,    FEMALE,     FEMALE,
                  NONSMOKER  SMOKER  NONSMOKER    SMOKER
  POLICY YEAR      AGE 45    AGE 45    AGE 45     AGE 45
  -----------      ------    ------    ------     ------
       10             0%        0%        0%         0%


Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$830.33 ($1,931 X 43%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount.  If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's Age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a nine Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent.
 In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.


TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

 We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.


ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your

                                 29  PROSPECTUS
rights and the rights of the Beneficiary may be affected by an assignment.


DIVIDENDS.  We do not pay any dividend under the Policies.


ABOUT US
--------------------------------------------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.   Allstate Life Insurance Company
of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge New York. Our administrative offices are located at 2940 South 84th Street, Lincoln, Nebraska 68506-4142; however, our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532. Please see also "General Information and History" in the SAI.


THE SEPARATE ACCOUNT. Allstate Life Insurance Company of New York Variable Life Separate Account A is a segregated asset account of Allstate Life of New York. Allstate Life of New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate Life of New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate Life of New York's other assets. Allstate Life of New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges.
 We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.


FEDERAL TAXES
--------------------------------------------------------------------------------


INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New

York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be generally excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's

                                 30  PROSPECTUS
death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance.
 Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not treated as a modified endowment contract, policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 31.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

.. pledge the Policy, or

.. obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.


MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "modified endowment contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. We will not accept any Premiums that cause the Policy to become a modified endowment contract unless we receive from you a written acknowledgment that the Policy will become a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

If a contract is classified as a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in contract value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest) from a modified endowment contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a modified endowment contract before the Insured's death are treated as taxable income first, then as recovery of investment in the contract. The taxable portion of any distribution from a modified endowment contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

.. any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment

                                 31  PROSPECTUS
contract in determining the taxable portion of any distributions.

Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract.
 Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and published rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New

York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account is a party. Allstate New York and its subsidiaries, if any, are engaged in routine lawsuits, which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.


LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Michael Velotta, General Counsel, Allstate New York. The Washington D.C. Law firm of Jorden Burt LLP has advised Allstate New York about certain legal federal securities law matters in connection with the Policies.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Separate Account as of December 31, 2003 and for the period then ended, the financial statements of Allstate New York as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the related financial statement schedules of Allstate New York and the accompanying Independent Auditors' Reports appear in the Statement of Additional Information.


GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

                                 32  PROSPECTUS

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Sub-Accounts invest.
 Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Allstate Life Insurance Company of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

                                 33  PROSPECTUS

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.


                                 34  PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                     CONSULTANT ACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



               DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2004

         ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

                      DEPOSITOR: ALLSTATE LIFE OF NEW YORK


     This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.


                   Allstate Life Insurance Company of New York
                                 P. O. Box 82532
                             Lincoln, NE 68501-2532

              The Date of this Statement of Additional Information
                  and of the related Prospectus is May 1, 2004





                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life of New York.............................
     State Regulation of Allstate Life of New York........................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS.................................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES..


                         GENERAL INFORMATION AND HISTORY

                    Description Of Allstate Life of New York.

Allstate Life of New York is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).


Allstate Life of New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.


                 State Regulation of Allstate Life of New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

               Allstate Life of New York Variable Life Account A.

Allstate Life of New York established the Allstate Life Insurance Company of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate Life of New York.




                                     EXPERTS

     The financial statements of Allstate Life Insurance Company of New York as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the related financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Allstate Life of New York Variable Life Separate Account A as of December 31, 2003 and for the period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     Actuarial matters included in the prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Timothy Vander Pas, Vice President of Allstate Life of New York, and are included in reliance upon his opinion as to their reasonableness.


         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.



                                   DISTRIBUTOR

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate Life of New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         Allstate Life of New York does not pay ALFS a commission for distribution of the Policies. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                                        2001        2002    2003
     Commission paid to ALFS that were paid to
     other broker-dealers and registered
     representatives                                     0           0       0

     Commission kept by ALFS                             0           0       0

     Other fees paid to ALFS for distribution
     services                                            0           0       0




                           DISTRIBUTION OF THE POLICY

         Allstate Life of New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 85% of all Premiums up to the first year Safety Net Premium plus 3% of any additional Premiums. Registered representatives also may be eligible for a trail commission of 0.15% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

         Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

The financial statements of the Separate Account as of December 31, 2003, and for the period then ended, the financial statements of Allstate Life of New York as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the related financial statement schedules of Allstate Life of New York and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedules of Allstate Life of New York included herein should be considered only as bearing upon the ability of Allstate Life of New York to meet its obligations under the Policies.


    ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES


The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 5% or 10%. The tables on page __ illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $2,250.00. The Safety Net Premium (see Safety Net Premium, page __) for the illustrated Policy is $1,136.40. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for twenty years, regardless of investment performance, assuming no loans or withdrawals are taken.

The first group of illustrations assumes current charges and cost of insurance rates, while the second set of illustrations assumes maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Subaccounts. The values shown take into account the average total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 1.19%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current charge for the first ten Policy Years is an annual rate of 0.55% of the average net assets of the Subaccounts, and a charge of 0.15% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 5.25%, the monthly policy fee of $7.50 for the current illustrations and $10.00 for the guaranteed illustrations, and the monthly administrative expense fee of $9.00. The monthly policy fee currently is $7.50 and is guaranteed not to exceed $10.00 per month. The amount of the administrative expense fee will vary with Issue Age and Policy Face Amount. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 5%, and 10%, "Assuming Current Costs" correspond to approximate net annual rates of -1.19%, 3.81%, and 8.81%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 5%, and 10% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Tax Matters," page __.) The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken.

The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made. Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.



                               ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                       HYPOTHETICAL ILLUSTRATIONS

                                Male Issue Age 45
             Face Amount $120,000                         Standard Nonsmoker Class
             $2,250 Annual Premium                        Death Benefit Option: 1
                                     Current Cost of Insurance Rates
                                             Death Benefits
             Assuming Hypothetical Gross and Net Annual Investment Return of
               Policy Year      0% Gross      5% Gross                10% Gross
                               -1.19% Net     3.81% Net               8.81% Net
                    1              120,000        120,000                120,000
                    2              120,000        120,000                120,000
                    3              120,000        120,000                120,000
                    4              120,000        120,000                120,000
                    5              120,000        120,000                120,000
                    6              120,000        120,000                120,000
                    7              120,000        120,000                120,000
                    8              120,000        120,000                120,000
                    9              120,000        120,000                120,000
                    10             120,000        120,000                120,000
                    15             120,000        120,000                120,000
                    20             120,000        120,000                120,000
                    30             120,000        120,000                236,166
                    40             **             134,145                552,570
                    55             **             250,323              1,810,580





                         Policy Value                                                      Surrender Value
                Assuming Hypothetical Gross and                                    Assuming Hypothetical Gross and
                Net Annual Investment Return of                                    Net Annual Investment Return of
  Policy Year      0% Gross        5% Gross       10% Gross           Policy Year     0% Gross       5% Gross       10% Gross
                  -1.19% Net       3.81% Net      8.81% Net                          -1.19% Net     3.81% Net       8.81% Net

       1             1,574               1,666      1,758                  1             -              -               -

       2             3,046               3,310      3,583                  2                 729       993            1,266

       3             4,462               4,976      5,527                  3               2,145      2,659           3,210

       4             5,829               6,673      7,608                  4               3,859      4,703           5,638

       5             7,171               8,425      9,862                  5               5,526      6,780           8,217

       6             8,480              10,225      12,295                 6               7,159      8,904           10,974

       7             9,838              12,159      15,007                 7               8,842          11,162      14,011

       8            11,288              14,272      18,062                 8              10,616          13,600      17,390

       9            12,669              16,414      21,330                 9              12,321          16,066      20,983

      10            13,981              18,583      24,830                 10             13,981          18,583      24,830

      15            20,543              31,193      48,370                 15             20,543          31,193      48,370

      20            25,473              45,383      83,943                 20             25,473          45,383      83,943

      30            26,356              79,060         220,716             30             26,356          79,060         220,716
      40               **              127,757         526,258             40            **              127,757         526,258
      55               **              247,845       1,792,654             55            **              247,845       1,792,654




                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                                       HYPOTHETICAL ILLUSTRATIONS

                                Male Issue Age 45
             Face Amount $120,000                         Standard Nonsmoker Class
             $2,250 Annual Premium                        Death Benefit Option: 1
                                   Guaranteed Cost of Insurance Rates
                                             Death Benefits
             Assuming Hypothetical Gross and Net Annual Investment Return of
               Policy Year      0% Gross      5% Gross                10% Gross
                               -1.19% Net     3.81% Net               8.81% Net
                    1              120,000        120,000                120,000
                    2              120,000        120,000                120,000
                    3              120,000        120,000                120,000
                    4              120,000        120,000                120,000
                    5              120,000        120,000                120,000
                    6              120,000        120,000                120,000
                    7              120,000        120,000                120,000
                    8              120,000        120,000                120,000
                    9              120,000        120,000                120,000
                    10             120,000        120,000                120,000
                    15             120,000        120,000                120,000
                    20             120,000        120,000                120,000
                    30             **             120,000                191,816
                    40             **             **                     445,868
                    55             **             **                   1,412,286



                         Policy Value                                                     Surrender Value
                Assuming Hypothetical Gross and                                   Assuming Hypothetical Gross and
                Net Annual Investment Return of                                   Net Annual Investment Return of
  Policy Year      0% Gross        5% Gross       10% Gross           Policy Year     0% Gross      5% Gross       10% Gross
                  -1.19% Net      3.81% Net       8.81% Net                          -1.19% Net     3.81% Net      8.81% Net

       1             1,466          1,555           1,645                  1             -              -              -

       2             2,880          3,133           3,396                  2                 563       816           1,079

       3             4,240          4,734           5,263                  3               1,922      2,416          2,946

       4             5,544          6,354           7,253                  4               3,575      4,385          5,283

       5             6,791          7,994           9,374                  5               5,146      6,349          7,729

       6             7,978          9,649               11,633             6               6,657      8,328          10,312

       7             9,098             11,314           14,039             7               8,102     10,318          13,042

       8            10,147             12,984           16,598             8               9,475     12,312          15,926

       9            11,117             14,653           19,319             9              10,770     14,306          18,971

      10            12,004             16,315           22,213            10              12,004     16,315          22,213

      15            15,814             25,426           41,287            15              15,814     25,426          41,287

      20            16,304             33,717           69,075            20              16,304     33,717          69,075

      30               **              38,969          179,267            30             **          38,969             179,267
      40               **             **               424,636            40             **             **              424,636
      55               **             **             1,398,302            55             **             **            1,398,302




Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Life Insurance Company of New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2003 and 2002, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2003. Our audits also included Schedule I - Summary of Investments - Other Than Investments In Related Parties, Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I - Summary of Investments - Other Than Investments In Related Parties, Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 4, 2004

     ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME



                                                                                         YEAR ENDED DECEMBER 31,
                                                                                 --------------------------------------
(IN THOUSANDS)                                                                      2003          2002          2001
                                                                                 ----------    ----------    ----------
REVENUES
Premiums (net of reinsurance ceded of $8,021, $5,868 and $5,494)                 $   68,011    $   93,270    $  104,068
Contract charges                                                                     53,018        50,082        41,241
Net investment income                                                               264,854       232,967       204,467
Realized capital gains and losses                                                    (8,518)      (12,573)        2,158
                                                                                 ----------    ----------    ----------
                                                                                    377,365       363,746       351,934
                                                                                 ----------    ----------    ----------
COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $5,219, $2,987 and $2,269)      167,221       178,163       185,449
Interest credited to contractholder funds                                           106,020        87,555        73,956
Amortization of deferred policy acquisition costs                                    29,969        23,535         7,187
Operating costs and expenses                                                         36,978        37,339        31,266
                                                                                 ----------    ----------    ----------
                                                                                    340,188       326,592       297,858
LOSS ON DISPOSITION OF OPERATIONS                                                     4,458             -             -
                                                                                 ----------    ----------    ----------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE                                                     32,719        37,154        54,076
Income tax expense                                                                   12,029        12,975        18,517
                                                                                 ----------    ----------    ----------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                    20,690        24,179        35,559
                                                                                 ----------    ----------    ----------
Cumulative effect of change in accounting for derivative financial
  instruments, after-tax                                                                  -             -          (147)
                                                                                 ----------    ----------    ----------
NET INCOME                                                                           20,690        24,179        35,412
                                                                                 ----------    ----------    ----------
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER TAX
Change in unrealized net capital gains and losses                                   (30,931)       50,660           753
                                                                                 ----------    ----------    ----------
COMPREHENSIVE (LOSS) INCOME                                                      $  (10,241)   $   74,839    $   36,165
                                                                                 ==========    ==========    ==========


                       See notes to financial statements.



                                       2


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION



                                                                                             DECEMBER 31,
                                                                                      ---------------------------
(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                     2003          2002
                                                                                      ------------   ------------

ASSETS
Investments
  Fixed income securities, at fair value (amortized cost $3,935,447 and $3,283,274)   $  4,415,327   $  3,736,416
  Mortgage loans                                                                           385,643        323,142
  Short-term                                                                                22,756        104,200
  Policy loans                                                                              34,107         33,758
                                                                                      ------------   ------------
     Total investments                                                                   4,857,833      4,197,516

Cash                                                                                        10,731         21,686
Deferred policy acquisition costs                                                          187,437        166,925
Accrued investment income                                                                   47,818         42,197
Reinsurance recoverables                                                                     4,584          2,146
Current income taxes receivable                                                              8,170            914
Other assets                                                                                15,004         10,244
Separate Accounts                                                                          665,875        537,204
                                                                                      ------------   ------------
        TOTAL ASSETS                                                                  $  5,797,452   $  4,978,832
                                                                                      ============   ============
LIABILITIES
Reserve for life-contingent contract benefits                                         $  1,683,771   $  1,556,627
Contractholder funds                                                                     2,658,325      2,051,429
Deferred income taxes                                                                       81,657         94,771
Other liabilities and accrued expenses                                                     168,081        188,371
Payable to affiliates, net                                                                   5,061          5,471
Reinsurance payable to parent                                                                1,108          1,144
Separate Accounts                                                                          665,875        537,204
                                                                                      ------------   ------------
        TOTAL LIABILITIES                                                                5,263,878      4,435,017
                                                                                      ------------   ------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding          2,500          2,500
Additional capital paid-in                                                                  55,787         55,787
Retained income                                                                            336,563        315,873
Accumulated other comprehensive income:
  Unrealized net capital gains and losses                                                  138,724        169,655
                                                                                      ------------   ------------
        Total accumulated other comprehensive income                                       138,724        169,655
                                                                                      ------------   ------------
        TOTAL SHAREHOLDER'S EQUITY                                                         533,574        543,815
                                                                                      ------------   ------------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                    $  5,797,452   $  4,978,832
                                                                                      ============   ============


                       See notes to financial statements.


                                       3


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                                    DECEMBER 31,
                                                    -------------------------------------
(IN THOUSANDS)                                         2003          2002         2001
                                                    ----------    ----------   ----------

COMMON STOCK                                        $    2,500    $    2,500   $    2,500
                                                    ----------    ----------   ----------

ADDITIONAL CAPITAL PAID IN
Balance, beginning of year                              55,787        45,787       45,787
Capital contribution                                         -        10,000            -
                                                    ----------    ----------   ----------
Balance, end of year                                    55,787        55,787       45,787
                                                    ----------    ----------   ----------

RETAINED INCOME
Balance, beginning of year                             315,873       291,694      256,282
Net income                                              20,690        24,179       35,412
                                                    ----------    ----------   ----------
Balance, end of year                                   336,563       315,873      291,694
                                                    ----------    ----------   ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                             169,655       118,995      118,242
Change in unrealized net capital gains and losses      (30,931)       50,660          753
                                                    ----------    ----------   ----------
Balance, end of year                                   138,724       169,655      118,995
                                                    ----------    ----------   ----------

TOTAL SHAREHOLDER'S EQUITY                          $  533,574    $  543,815   $  458,976
                                                    ==========    ==========   ==========


                       See notes to financial statements.

                                       4


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS



                                                                                               YEAR ENDED DECEMBER 31,
                                                                                     --------------------------------------------
(IN THOUSANDS)                                                                            2003            2002          2001
                                                                                     ------------    ------------    ------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                           $     20,690    $     24,179    $     35,412
Adjustments to reconcile net income to net cash provided by operating activities
    Amortization and other non-cash items                                                 (49,547)        (48,233)        (50,375)
    Realized capital gains and losses                                                       8,518          12,573          (2,158)
    Cumulative effect of change in accounting for derivative financial instruments              -               -             147
    Interest credited to contractholder funds                                             106,020          87,555          73,956
    Changes in:
        Life-contingent contract benefits and contractholder funds                         21,200          48,192          67,917
        Deferred policy acquisition costs                                                 (28,937)        (33,316)        (44,007)
        Income taxes                                                                       (3,715)         (4,083)          5,429
        Other operating assets and liabilities                                             (7,459)          4,352         (14,095)
                                                                                     ------------    ------------    ------------
            Net cash provided by operating activities                                      66,770          91,219          72,226
                                                                                     ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                            251,569         242,113         231,977
Investment collections
    Fixed income securities                                                               210,569         215,774          94,121
    Mortgage loans                                                                         24,345          17,012          15,460
Investments purchases
    Fixed income securities                                                            (1,027,047)     (1,039,671)       (650,545)
    Mortgage loans                                                                        (87,889)        (97,076)        (50,200)
Change in short-term investments, net                                                       9,866         (13,972)         10,361
Change in other investments, net                                                              291            (875)              -
Change in policy loans                                                                       (349)           (598)         (1,388)
                                                                                     ------------    ------------    ------------
            Net cash used in investing activities                                        (618,645)       (677,293)       (350,214)
                                                                                     ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution                                                                            -          10,000               -
Contractholder fund deposits                                                              728,788         760,116         474,849
Contractholder fund withdrawals                                                          (187,868)       (169,731)       (191,648)
                                                                                     ------------    ------------    ------------
            Net cash provided by financing activities                                     540,920         600,385         283,201
                                                                                     ------------    ------------    ------------

NET (DECREASE) INCREASE IN CASH                                                           (10,955)         14,311           5,213
CASH AT BEGINNING OF YEAR                                                                  21,686           7,375           2,162
                                                                                     ------------    ------------    ------------
CASH AT END OF YEAR                                                                  $     10,731    $     21,686    $      7,375
                                                                                     ============    ============    ============


                       See notes to financial statements.

                                       5


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life
Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate
Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation
(the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America
("GAAP"). Management has identified the Company as a single segment entity.

     To conform to the 2003 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company markets a diversified portfolio of products to meet customers' needs in the areas of financial protection, savings and retirement through a variety of distribution channels. The products include term life; permanent life such as whole life, interest-sensitive life, variable life and single premium life; and fixed annuities such as traditional deferred annuities, market value adjusted annuities, treasury-linked annuities and immediate annuities; variable annuities and accident and health insurance.

     The Company is authorized to sell life insurance and savings products in the state of New York. The Company distributes its products through a variety of distribution channels including Allstate exclusive agencies, financial institutions, broker/dealers and specialized brokers. Although the Company currently benefits from agreements with financial service entities that market and distribute its products, change in control of these non-affiliated entities could negatively impact sales.

      The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may result in an increased level of competition for sales of the Company's products. Furthermore, state and federal laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Recent legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation, or permit the establishment, of certain products or investments that may compete with life insurance or annuities could have an adverse effect on the Company's financial position or ability to sell such products. In addition, recent changes in the federal estate tax laws have negatively affected the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, mortgage-backed and asset-backed securities. Fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of publicly traded fixed income securities is based upon independent market quotations. The fair value of non-publicly traded securities is based on either widely accepted pricing valuation models which use internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. The valuation models use indicative information such as ratings, industry, coupon, and maturity along with related third party data and publicly traded bond prices to determine security specific spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. Periodic changes in fair values, net of deferred income taxes, certain deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, are reflected as a component of other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a


                                       6


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

component of proceeds from sales. Cash received from maturities and pay-downs is reflected as a component of investment collections.

     Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and generally include the reinvestment of collateral received in connection with securities lending activities. For these transactions, the Company records an offsetting liability in other liabilities and accrued expenses for the Company's obligation to repay the collateral.
Policy loans are carried at unpaid principal balances.

     Investment income consists of interest and is recognized on an accrual basis. Interest income on mortgage-backed and asset-backed securities is determined using the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses include gains and losses on investment dispositions, write-downs in value due to other than temporary declines in fair value and changes in the fair value of certain derivatives including related periodic and final settlements. Realized capital gains and losses on investment dispositions are determined on a specific identification basis.

     The Company writes down, to fair value, any fixed income security that is classified as other than temporarily impaired in the period the security is deemed to be other than temporarily impaired.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company adopted the provisions of Financial Accounting Standards Board
("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133,
"Accounting for Derivative Instruments and Hedging Activities", and SFAS No.
138, "Accounting for Certain Derivative Instruments and Certain Hedging
Activities", as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138
(the "statements") to the Company was a loss of $147 thousand, after-tax, and is reflected as a cumulative effect of a change in accounting principle on the Statements of Operations and Comprehensive Income for the year ended December
31, 2001.

     The Company manages interest rate risk by holding financial futures contracts that are derivative financial instruments and by a re-investment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (See Note 4). Derivatives are accounted for on a fair value basis, and reported as other assets, other liabilities and accrued expenses or contractholder funds as appropriate. The gains and losses pertaining to the change in the fair value and settlements of the financial futures contracts and the re-investment related risk transfer reinsurance agreement are recognized in realized capital gains and losses during the period on a current basis.

SECURITIES LOANED

     Securities loaned are treated as financing arrangements and the collateral received is recorded in short-term investments, fixed income securities and other liabilities and accrued expenses. The Company obtains collateral in an amount equal to 102% of the fair value of securities. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND
INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and


                                       7


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed.
The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and any amounts assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance
(mortality risk), contract administration and early surrender. These revenues are recognized when assessed against the contractholder account balance.
Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for contract administration and early surrender. These revenues are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates.

     Separate accounts products include variable annuities and variable life insurance contracts. The assets supporting these products are legally segregated and available only to settle separate accounts contract obligations. Deposits received are reported as separate accounts liabilities. Contract charges for these products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death benefits paid on variable annuity contracts.

DEFERRED POLICY ACQUISITION COSTS

     Costs that vary with and are primarily related to acquiring business are deferred and recorded as deferred policy acquisition costs ("DAC"). These costs are principally agents' and brokers' remuneration, certain underwriting costs and direct mail solicitation expenses. All other acquisition expenses are charged to operations as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive income. DAC is periodically reviewed for recoverability and written down when necessary.

     For traditional life insurance and other premium paying contracts, such as immediate annuities with life contingencies and limited payment contracts, DAC is amortized in proportion to the estimated revenues on such business.
Assumptions used in amortization of DAC and reserve calculations are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business in force, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

     For internal exchanges of traditional life insurance, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life, variable annuities and investment contracts, DAC is amortized in proportion to the incidence of the present value of estimated gross profits ("EGP") on such business over the estimated lives of the contracts. Generally, the amortization period ranges from 15-30 years, however, estimates of customer surrender rates result in the majority of deferred costs being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of EGP. EGP consists of the following components: margins from mortality including guaranteed minimum death and income benefits; contract administration, surrender and other contract charges, less maintenance expenses; and investment margin, including realized capital gains and losses.


                                       8


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     DAC amortization for variable annuity and life contracts is significantly impacted by the return on the underlying funds. The Company's long-term expectation of separate accounts fund performance after fees is approximately
8%, which is consistent with its pricing assumptions. Whenever actual separate accounts fund performance based on the two most recent years varies from the 8% expectation, the Company projects performance levels over the next five years such that the mean return over that seven year period equals the long-term 8% expectation. This approach is commonly referred to as "reversion to the mean" and is commonly used by the life insurance industry as an appropriate method for amortizing variable annuity and life DAC. In applying the reversion to the mean process, the Company does not allow the future rates of return after fees projected over the five-year period to exceed 12.75% or fall below 0%. The
Company periodically evaluates the utilization of this process to determine that it is reasonably possible that variable annuity and life fund performance will revert to the expected long-term mean within this time horizon.

     Changes in the amount or timing of the incidence of EGP result in adjustments to the cumulative amortization of DAC. All such adjustments are reflected in the current results of operations.

     The Company performs quarterly reviews of DAC recoverability for interest-sensitive life, variable annuities and investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income.

REINSURANCE RECOVERABLES

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from reinsurers (see Note 9). The amounts reported in the Statements of Financial
Position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates reinsurers and amounts recoverable and establishes allowances for uncollectible reinsurance as appropriate.

   The Company has a reinsurance treaty through which it cedes primarily re-investment related risk on its structured settlement annuities to ALIC. The terms of this treaty meet the accounting definition of a derivative under SFAS
No. 133. Accordingly, the treaty is recorded in the Statement of Financial
Position at fair value, and changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains (See Note 4).

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves and deferred policy acquisition costs. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

SEPARATE ACCOUNTS

     The Company issues variable annuities and variable life insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. The assets of the separate accounts are carried at fair value. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Revenues to the Company from the separate accounts consist of contract charges for maintenance and administration services, mortality, early surrender and expenses and are reflected in contract charges. Deposits to the separate accounts are not included in the Statements of Cash Flows.


                                       9


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 8. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses.
Detailed information on crediting rates and surrender and withdrawal provisions on contractholder funds are outlined in Note 8.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to purchase private placement securities and commitments to extend mortgage loans have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position. The contractual amounts and fair values of these instruments are outlined in Note 7.

ADOPTED ACCOUNTING STANDARDS

SFAS NO. 149, "AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING
ACTIVITIES" ("SFAS NO. 149")

     In April 2003, the FASB issued SFAS No. 149, which amends, clarifies and codifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and used for hedging activities under SFAS No. 133. While this statement applies primarily to certain derivative contracts and embedded derivatives entered into or modified after June 30, 2003, it also codifies conclusions previously reached by the FASB at various dates on certain implementation issues. The impact of adopting the provisions of the statement was not material to the Company's
Statements of Operations and Comprehensive Income or Financial Position.

PENDING ACCOUNTING STANDARDS

STATEMENT OF POSITION 03-01, "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES
FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS"
("SOP NO. 03-01")

     In July 2003, the American Institute of Certified Public Accountants issued
SOP 03-01, which applies to several of the Company's insurance products and product features. The effective date of the SOP is for fiscal years beginning after December 15, 2003. A provision of the SOP requires the establishment of reserves in addition to the account balance for contracts containing certain features that provide guaranteed death or other insurance benefits and guaranteed income benefits. These reserves are not currently established by the Company. Recently, the Company implemented new actuarial models that permitted determination of the estimated impact on the Statements of Operations and Comprehensive Income. Based on the Company's application of the estimation methodologies set forth in the SOP, the estimated after-tax impact of adopting the SOP on the Statements of Operations and Comprehensive Income, including the related impact on deferred acquisition costs is in the range of $3 million to $10 million as of January 1, 2004, based on market conditions at December 31, 2003.


                                       10


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

PROPOSED ACCOUNTING STANDARDS

EMERGING ISSUES TASK FORCE TOPIC NO. 03-01, "THE MEANING OF OTHER-THAN-TEMPORARY
IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" ("EITF NO. 03-01")

     The Emerging Issues Task Force ("EITF") is currently deliberating EITF No.
03-01, which attempts to define other-than-temporary impairment and highlight its application to investment securities accounted for under both SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS No.
115") and Accounting Principles Board Opinion No. 18, "The Equity Method of
Accounting for Investments in Common Stocks"("APB No. 18"). The current issue summary, which has yet to be finalized, proposes that if, at the evaluation date, the fair value of an investment security is less than its carrying value then an impairment exists for which a determination must be made as to whether the impairment is other-than-temporary. If it is determined that an impairment is other-than-temporary, then an impairment loss should be recognized equal to the difference between the investment's carrying value and its fair value at the reporting date. In recent deliberations, the EITF discussed different models to assess whether impairment is other-than-temporary for different types of investments (e.g. SFAS No. 115 marketable equity securities, SFAS No. 115 debt securities, and equity and cost method investments subject to APB No. 18) and subsequently decided to use a unified model. Due to the uncertainty of the final model (or models) that may be adopted, the estimated impact to the Company's
Statements of Operations and Comprehensive Income and Financial Position is presently not determinable. In November 2003, the EITF reached a consensus with respect to certain disclosures effective for fiscal years ending after December
15, 2003. Quantitative and qualitative disclosures are required for fixed income and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115. The Company has included those disclosures at December 31, 2003 (see Note 6).

3. DISPOSITIONS

     The Company announced its intention to exit the direct response distribution business. Based on its decision to sell the business, the Company recorded an estimated loss on the disposition of $4.5 million ($2.9 million, after-tax). An agreement was entered with American Health and Life Insurance
Company and Triton Insurance Company, subsidiaries of Citigroup Inc., to dispose of a portion of the direct response business. If approved by the state insurance departments, the transaction will be effective January 1, 2004.

4. RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company utilizes services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $37.2 million, $34.9 million and $26.6 million in 2003, 2002 and 2001, respectively. A portion of these expenses relates to the acquisition of business and are deferred and amortized over the contract period.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $19.2 million, $23.8 million and $23.7 million of structured settlement annuities, a type of immediate annuity, in 2003, 2002 and 2001, respectively, at prices based upon interest rates in effect at the time of issuance, to fund structured settlement annuities in matters involving AIC. Of these amounts, $3.9 million, $7.5 million and $4.9 million relate to structured settlement annuities with life contingencies and are included in premium income in 2003, 2002 and 2001, respectively. In most cases, these annuities were issued under a "qualified assignment," which means the Company assumed AIC's obligation to make future payments.

     AIC has issued surety bonds to guarantee the payment of structured settlement benefits assumed by Allstate Settlement Corporation ("ASC") (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. ASC has entered into General Indemnity Agreements pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with


                                       11


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $1.45 billion and $1.43 billion at December 31, 2003 and 2002, respectively.

BROKER/DEALER AGREEMENT

     The Company received underwriting and distribution services from Allstate
Distributors, L.L.C. ("ADLLC"), a broker-dealer company owned by ALIC, for certain variable annuity contracts sold pursuant to a joint venture agreement between the Company and a third party which was dissolved in 2002. The Company incurred $4.2 million and $10.5 million of commission expenses and other distribution expenses payable to ADLLC during 2002 and 2001, respectively. Other distribution expenses include administrative, legal, financial management and sales support that the Company provided to ADLLC, for which the Company earned administration fees of $83 thousand and $127 thousand for the years ended
December 31, 2002 and 2001, respectively. Other distribution expenses also include marketing expenses for subsidized interest rates associated with the Company's dollar cost averaging program offered on variable annuities, for which ADLLC reimbursed the Company $60 thousand and $855 thousand for the years ended
December 31, 2002 and 2001, respectively.

     During 2003, the Company entered into a service agreement with ADLLC, whereby ADLLC promotes and markets the fixed and variable annuities sold by the Company to unaffiliated financial services firms. In addition, ADLLC also acts as the underwriter of variable annuities sold by the Company. In return for these services, the Company recorded commission expense of $4.8 million for the year ended December 31, 2003.

     The Company receives underwriting and distribution services from Allstate
Financial Services, LLC ("AFS"), an affiliated broker/dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive agencies. The Company recorded commission expense of $455 thousand, $891 thousand and $672 thousand for the years ended December 31, 2003, 2002 and 2001, respectively.

REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive Income.
Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (See Note 10).

     Additionally, the Company entered into a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $2.6 million and $2.4 million for the years ended December 31, 2003 and 2002, respectively, that is included in realized capital gains and losses. At December 31, 2003, the carrying value of the structured settlement reinsurance treaty was $225 thousand, which is recorded in other assets. At December 31, 2002, the carrying value of the structured settlement reinsurance treaty was $(209) thousand, which is recorded in other liabilities and accrued expenses.

DEBT

     The Company has entered into an intercompany loan agreement with the Corporation. The amount of funds available to the Company at a given point in time is dependent upon the debt position of the Corporation. No amounts were outstanding for the Company under the intercompany loan agreement during the three years ended December 31, 2003.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (See Note 12).


                                       12


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

5. SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment exchanges and modifications, which primarily reflect refinancings of fixed income securities, totaled $5.4 million for 2002. There were no exchanges or modifications in 2003 or 2001.

     Secured borrowing reinvestment transactions excluded from cash flows from investing activities in the Statements of Cash Flows for the years ended
December 31 are as follows:



(IN THOUSANDS)                            2003           2002           2001
                                      -----------    -----------    -----------

Purchases                             $   261,872    $   195,474    $   263,198
Sales                                    (215,425)      (207,375)      (221,205)
Net change in short-term investments      (72,799)        31,112          6,000
                                      -----------    -----------    -----------
  Net (sales) purchases               $   (26,352)   $    19,211    $    47,993
                                      ===========    ===========    ===========


6. INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:



                                                          GROSS UNREALIZED
                                         AMORTIZED    -----------------------        FAIR
(IN THOUSANDS)                             COST         GAINS        LOSSES          VALUE
                                       ------------   ----------   ----------    ------------

AT DECEMBER 31, 2003
U.S. government and agencies           $    488,037   $  166,876   $   (1,341)   $    653,572
Municipal                                   206,364        7,137       (1,121)        212,380
Corporate                                 2,403,694      248,983      (14,018)      2,638,659
Foreign government                          200,682       54,100            -         254,782
Mortgage-backed securities                  593,228       19,144       (2,436)        609,936
Asset-backed securities                      43,442        2,593          (37)         45,998
                                       ------------   ----------   ----------    ------------
  Total fixed income securities        $  3,935,447   $  498,833   $  (18,953)   $  4,415,327
                                       ============   ==========   ==========    ============

AT DECEMBER 31, 2002
U.S. government and agencies           $    431,768   $  176,323   $        -    $    608,091
Municipal                                   119,041        7,135          (20)        126,156
Corporate                                 1,894,805      208,475      (25,384)      2,077,896
Foreign government                          187,833       54,381            -         242,214
Mortgage-backed securities                  594,087       30,185       (1,010)        623,262
Asset-backed securities                      55,740        3,058           (1)         58,797
                                       ------------   ----------   ----------    ------------
  Total fixed income securities        $  3,283,274   $  479,557   $  (26,415)   $  3,736,416
                                       ============   ==========   ==========    ============


SCHEDULED MATURITIES

The scheduled maturities for fixed income securities are as follows at December
31, 2003:



                                            AMORTIZED        FAIR
(IN THOUSANDS)                                 COST          VALUE
                                           ------------   ------------

Due in one year or less                    $     92,588   $     94,928
Due after one year through five years           345,707        376,721
Due after five years through ten years        1,151,350      1,232,690
Due after ten years                           1,709,132      2,055,054
                                           ------------   ------------
                                              3,298,777      3,759,393
Mortgage- and asset-backed securities           636,670        655,934
                                           ------------   ------------
  Total                                    $  3,935,447   $  4,415,327
                                           ============   ============



                                       13


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:



(IN THOUSANDS)                                         2003          2002          2001
                                                   -----------   -----------   -----------

Fixed income securities                            $   243,684   $   214,920   $   189,793
Mortgage loans                                          24,026        20,336        16,677
Other                                                    3,592         4,501         6,762
                                                   -----------   -----------   -----------
  Investment income, before expense                    271,302       239,757       213,232
  Investment expense                                     6,448         6,790         8,765
                                                   -----------   -----------   -----------
    Net investment income                          $   264,854   $   232,967   $   204,467
                                                   ===========   ===========   ===========


REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type for the years ended
December 31 are as follows:



(IN THOUSANDS)                                         2003          2002          2001
                                                   -----------   -----------   -----------

Fixed income securities                            $    (8,156)  $   (11,886)  $     1,514
Mortgage loans                                          (1,113)          419           166
Other                                                      751        (1,106)          478
                                                   -----------   -----------   -----------
  Realized capital gains and losses, pre-tax            (8,518)      (12,573)        2,158
  Income tax benefit (expense)                           3,278         4,545          (764)
                                                   -----------   -----------   -----------
  Realized capital gains and losses, after-tax     $    (5,240)  $    (8,028)  $     1,394
                                                   ===========   ===========   ===========


     Realized capital gains and losses by transaction type for the years ended
December 31 are as follows:



(IN THOUSANDS)                                         2003          2002          2001
                                                   -----------   -----------   -----------

Investment write-downs                             $    (7,682)  $   (15,760)  $    (1,371)
Sales                                                   (1,587)        4,292         3,529
Valuation of derivative instruments                     (2,140)       (2,605)            -
Settlement of derivative instruments                     2,891         1,500             -
                                                   -----------   -----------   -----------
  Realized capital gains and losses, pre-tax            (8,518)      (12,573)        2,158
  Income tax benefit (expense)                           3,278         4,545          (764)
                                                   -----------   -----------   -----------
  Realized capital gains and losses, after-tax     $    (5,240)  $    (8,028)  $     1,394
                                                   ===========   ===========   ===========


     Excluding the effects of calls and prepayments, gross gains of $4.0 million, $3.0 million and $5.7 million and gross losses of $6.9 million, $7.8 million and $4.5 million were realized on sales of fixed income securities during 2003, 2002 and 2001, respectively.


                                       14


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities included in accumulated other comprehensive income at December 31, 2003 are as follows:



                                                                         GROSS UNREALIZED
                                                          FAIR       -----------------------    UNREALIZED
(IN THOUSANDS)                                           VALUE          GAINS       LOSSES       NET GAINS
                                                      ------------   ----------   ----------   ------------

Fixed income securities                               $  4,415,327   $  498,833   $  (18,953)  $    479,880
Deferred income taxes, deferred policy acquisition
  costs and other                                                                                  (341,156)
                                                                                               ------------
Unrealized net capital gains and losses                                                        $    138,724
                                                                                               ============


CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended
December 31 is as follows:



(IN THOUSANDS)                                                          2003         2002          2001
                                                                     ----------   ----------   ------------

Fixed income securities                                              $   26,738   $  236,946   $        151
Deferred income taxes, deferred policy acquisition costs and other      (57,669)    (186,286)           602
                                                                     ----------   ----------   ------------
(Decrease) increase in unrealized net capital gains and losses       $  (30,931)  $   50,660   $        753
                                                                     ==========   ==========   ============


     The change in the deferred income taxes, deferred policy acquisition costs and other is primarily due to increases of $42.8 million and $88.4 million and a decrease of $8.5 million in the premium deficiency reserve for certain immediate annuities with life contingencies at December 31, 2003, 2002 and 2001, respectively.

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest;
3) the duration and extent to which the fair value has been less than amortized cost; 4) the financial condition, near-term and long-term prospects of the issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

     At December 31, 2003, the Company has unrealized losses of $19.0 million which relate to 133 holdings of fixed income securities with a fair value of $594.0 million, $16.2 million of which have been in an unrealized loss position for a period less than twelve months. Substantially all of these unrealized losses relate to investment grade securities. Investment grade is defined as a security having a rating from the National Association of Insurance
Commissioners ("NAIC") of 1 or 2; a Moody's equivalent rating of Aaa, Aa, A or
Baa; a Standard & Poor's equivalent rating of AAA, AA, A or BBB; or a comparable internal rating. Unrealized losses on investment grade securities are principally related to changes in interest rates or changes in issuer and sector related credit spreads since the securities were acquired. The remaining unrealized losses of $2.8 million relate to securities that have been in an unrealized loss position for a period of twelve months or more and are below investment grade. Approximately $1.0 million relates to unrealized loss positions that represented less than 20% of amortized cost. Also, $2.2 million relates to airline industry issues which were evaluated considering factors such as the financial condition and near-term and long-term prospects of the issuer and were determined to have adequate resources to fulfill contractual obligations, such as cash flows from operations or collateral. As of December
31, 2003, the Company had the intent and ability to hold these investments for a period of time sufficient for them to recover in value.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The Company had no impaired loans at December 31, 2003 or 2002.


                                       15


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received; otherwise cash basis is used.
For impaired loans that have been restructured, interest is accrued based on the principal amount at the adjusted interest rate. The Company recognized interest income of $134 thousand on impaired loans during 2003 and $0 on impaired loans during both 2002 and 2001. The average balance of impaired loans was $3.9 million, $0, and $0 during 2003, 2002 and 2001, respectively.

     There were no valuation allowances for mortgage loans at December 31, 2003 and 2002. For the years ended December 31, 2003, 2002 and 2001, net reductions to mortgage loan valuation allowances were $0, $0 and $119 thousand, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS
AND OTHER INVESTMENT INFORMATION

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represents more than 5.0% of the portfolio at December 31, 2003.



(% of municipal bond portfolio carrying value)         2003      2002
                                                      ------    ------

     California                                         34.8%     21.0%
     Texas                                              13.4      20.3
     Oregon                                              8.2         -
     Pennsylvania                                        7.0      11.7
     Delaware                                            6.8       8.9
     Arizona                                             6.4         -
     Ohio                                                5.8      10.0


     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5.0% of the portfolio at December 31, 2003.



(% of commercial mortgage portfolio carrying value)    2003      2002
                                                      ------    ------

     California                                         21.8%     20.8%
     Illinois                                           15.6      17.7
     New Jersey                                         14.2      14.4
     New York                                           12.3      18.3
     Pennsylvania                                       11.3      12.5


     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:



(% of commercial mortgage portfolio carrying value)    2003      2002
                                                      ------    ------

     Office buildings                                   24.5%     23.3%
     Retail                                             27.4      28.2
     Warehouse                                          21.3      17.7
     Apartment complex                                  18.4      19.8
     Industrial                                          2.4       2.9
     Other                                               6.0       8.1
                                                      ------    ------
                                                       100.0%    100.0%
                                                      ======    ======



                                       16


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2003 for loans that were not in foreclosure are as follows:



                        NUMBER OF    CARRYING
($ IN THOUSANDS)          LOANS       VALUE       PERCENT
                        ---------   -----------   -------

         2004               1       $       798       0.2%
         2005               2             6,084       1.6
         2006               4            23,688       6.1
         2007               5            15,065       3.9
         2008               4            21,081       5.5
         Thereafter        83           318,927      82.7
                        ---------   -----------   -------
                Total      99       $   385,643     100.0%
                        =========   ===========   =======


     In 2003, no commercial mortgage loans were contractually due. None were foreclosed or in the process of foreclosure, and none were in the process of refinancing or restructuring discussions.

     Included in fixed income securities are below investment grade assets totaling $181.2 million and $173.6 million at December 31, 2003 and 2002, respectively.

     At December 31, 2003, the carrying value of investments that were non-income producing during 2003 was $276 thousand.

     At December 31, 2003, fixed income securities with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

SECURITIES LENDING

     The Company participates in securities lending programs, primarily for investment yield enhancement purposes, with third parties, mostly large brokerage firms. At December 31, 2003 and 2002, fixed income securities with a carrying value of $134.5 million and $160.0 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $324 thousand, $370 thousand and $572 thousand, for the years ending December 31, 2003, 2002 and 2001, respectively.

7. FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including DAC and reinsurance recoverables) and liabilities
(including reserve for life-contingent contract benefits and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS



                                DECEMBER 31, 2003               DECEMBER 31, 2002
                          -----------------------------   -----------------------------
                            CARRYING          FAIR          CARRYING          FAIR
(IN THOUSANDS)                VALUE           VALUE           VALUE           VALUE
                          -------------   -------------   -------------   -------------

Fixed income securities   $   4,415,327       4,415,327   $   3,736,416   $   3,736,416
Mortgage loans                  385,643         412,554         323,142         355,578
Short-term investments           22,756          22,756         104,200         104,200
Policy loans                     34,107          34,107          33,758          33,758
Separate accounts               665,875         665,875         537,204         537,204



                                       17


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Fair values of publicly traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models, which use internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs, or independent third party pricing sources.
Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral.
Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate accounts assets are carried in the Statements of Financial Position at fair value based upon quoted market prices.

FINANCIAL LIABILITIES



                                                      DECEMBER 31, 2003               DECEMBER 31, 2002
                                                -----------------------------   -----------------------------
                                                  CARRYING          FAIR          CARRYING          FAIR
(IN THOUSANDS)                                      VALUE           VALUE           VALUE           VALUE
                                                -------------   -------------   -------------   -------------

Contractholder funds on investment contracts    $   2,351,896   $   2,334,800   $   1,778,022   $   1,770,853
Separate accounts                                     665,875         665,875         537,204         537,204


     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts are not considered financial instruments subject to fair value disclosure requirements.
The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges. Immediate annuities without life contingencies are valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Separate accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses financial futures contracts to reduce its exposure to market risk, specifically interest rate risk, in conjunction with asset/liability management. The Company does not buy, sell or hold these instruments for trading purposes.

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments:



                                                             CARRYING       CARRYING
                                     NOTIONAL     FAIR        VALUE           VALUE
(IN THOUSANDS)                        AMOUNT     VALUE      ASSETS (1)   (LIABILITIES)(1)
                                    ---------   --------    ----------   ----------------

AT DECEMBER 31, 2003
Financial futures contracts         $     700   $     (1)   $        -   $             (1)
Structured settlement annuity
 reinsurance agreement                      -        225           225                  -

AT DECEMBER 31, 2002
Financial futures contracts         $   6,000   $    (26)   $        -   $            (26)
Structured settlement annuity
 reinsurance agreement                      -       (209)            -               (209)


     (1) Carrying value includes the effects of legally enforceable master netting agreements, if any. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements, which are reported in accrued investment income.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements, and are not representative of the potential for gain or loss on these agreements.


                                       18


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. For exchange traded derivative contracts, the fair value is based on dealer or exchange quotes. The fair value of the re-investment related risk transfer reinsurance agreement is based on a valuation model that uses independent third party data as inputs.

     The Company manages its exposure to credit risk primarily by establishing risk control limits. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Futures contracts are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any associated potential credit risk.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31 are as follows:



                                                           2003                       2002
                                                -------------------------   ------------------------
                                                CONTRACTUAL                 CONTRACTUAL
(IN THOUSANDS)                                     AMOUNT      FAIR VALUE      AMOUNT     FAIR VALUE
                                                ------------   ----------   -----------   ----------

Commitments to extend mortgage loans            $      3,000   $       30   $    11,500   $      115
Private placement commitments                              -            -         2,500            -


     The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The
Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

     Private placement commitments represent conditional commitments to purchase private placement debt at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

8. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:



(IN THOUSANDS)                                                2003            2002
                                                         --------------   --------------

Immediate annuities:
  Structured settlement annuities                        $    1,586,610   $    1,471,278
  Other immediate annuities                                       5,688            5,334
Traditional life                                                 87,533           77,504
Other                                                             3,940            2,511
                                                         --------------   --------------
  Total reserve for life-contingent contract benefits    $    1,683,771   $    1,556,627
                                                         ==============   ==============


                                       19


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:



     PRODUCT                       MORTALITY               INTEREST RATE           ESTIMATION METHOD

Structured settlement   U.S. population with projected   Interest rate        Present value of
annuities               calendar year improvements;      assumptions range    contractually specified
                        age setbacks for impaired        from 5.5% to 9.5%    future benefits
                        lives grading to standard

Other immediate         1983 group annuity mortality     Interest rate        Present value of expected
annuities               table                            assumptions range    future benefits based on
                                                         from 2.6% to 11.5%   historical experience

Traditional life        Actual company experience plus   Interest rate        Net level premium reserve
                        loading                          assumptions range    method using the Company's
                                                         from 4.0% to 8.0%    withdrawal experience rates

Other                   Actual company experience plus                        Unearned premium; additional
                        loading                                               contract reserves for
                                                                              traditional life



     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for certain immediate annuities with life contingencies. A liability of $215.4 million and $149.5 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2003 and 2002, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     At December 31, contractholder funds consists of the following:



(IN THOUSANDS)                                        2003             2002
                                                 --------------   --------------

Interest-sensitive life                          $      309,076   $      275,360
Investment contracts:
  Fixed annuities                                     1,861,456        1,327,667
  Immediate annuities                                   487,793          448,402
                                                 --------------   --------------
    Total contractholder funds                   $    2,658,325   $    2,051,429
                                                 ==============   ==============


     The following table highlights the key contract provisions relating to contractholder funds:



     PRODUCT                    INTEREST RATE                    WITHDRAWAL/SURRENDER CHARGES

Interest-sensitive      Interest rates credited range    Either a percentage of account balance or
life                    from 4.7% to 6.0%                dollar amount grading off generally over 20
                                                         years

Immediate and fixed Interest rates credited range Either a declining or a level percentage annuities from 1.3% to 9.8% for charge generally over nine years or less.
                        immediate annuities and 3.0%     Additionally, approximately 0.6% of fixed
                        to 6.0% for fixed annuities      annuities are subject to a market value
                                                         adjustment for discretionary withdrawals



                                       20


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Contractholder funds activity for the years ended December 31 is as follows:



(IN THOUSANDS)                                                   2003               2002
                                                            ---------------   -----------------

CONTRACTHOLDER FUNDS, BEGINNING BALANCE                     $     2,051,429   $       1,438,640
Deposits                                                            728,788             760,116
Interest credited                                                   106,020              87,555
Benefits and withdrawals                                           (174,205)           (160,214)
Contract charges                                                    (40,554)            (33,892)
Net transfers to separate accounts                                  (16,944)            (37,252)
Other adjustments                                                     3,791              (3,524)
                                                            ----------------  ------------------
CONTRACTHOLDER FUNDS, ENDING BALANCE                        $     2,658,325   $       2,051,429
                                                            ================  ==================


9. REINSURANCE

     The Company reinsures certain of its risks to other insurers under yearly renewable term and coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments.

     Beginning in 2002, the Company cedes 80% of the mortality risk on certain term life policies to a pool of nine unaffiliated reinsurers. Mortality risk on policies in excess of $250 thousand per life are ceded to ALIC. As of December
31, 2003, $5.15 billion of life insurance in force was ceded to other companies.
Total amounts recoverable from unaffiliated reinsurers at December 31, 2003 and 2002 were $3.3 million and $1.6 million, respectively. Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. No single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract. See Note 3 for discussion of reinsurance agreements with ALIC. The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:



(IN THOUSANDS)                                                        2003             2002            2001
                                                                 --------------   --------------   -------------

PREMIUMS AND CONTRACT CHARGES
Direct                                                           $      128,713   $      148,749   $     150,163
Assumed - non-affiliate                                                     337              471             640
Ceded
  Affiliate                                                              (4,530)          (4,656)         (4,617)
  Non-affiliate                                                          (3,491)          (1,212)           (877)
                                                                 --------------   --------------   -------------
    Premiums and contract charges, net of reinsurance            $      121,029   $      143,352   $     145,309
                                                                 ==============   ==============   =============


     The effects of reinsurance on contract benefits and interest credited to contractholder funds for the years ended December 31 are as follows:



(IN THOUSANDS)                                                        2003             2002            2001
                                                                 --------------   --------------   -------------

CONTRACT BENEFITS AND INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct                                                           $      278,321   $      268,620   $     261,504
Assumed - non-affiliate                                                     139               85             170
Ceded
  Affiliate                                                              (1,590)            (901)           (945)
  Non-affiliate                                                          (3,629)          (2,086)         (1,324)
                                                                 --------------   --------------   -------------
    Contract benefits and interest credited to contractholder
       funds, net of reinsurance                                 $      273,241   $      265,718   $     259,405
                                                                 ==============   ==============   =============


     Included in reinsurance recoverables at December 31, 2003 and 2002 are the amounts due from ALIC of $1.3 million and $588 thousand, respectively. The table above excludes $2.6 million and $2.4 million of


                                       21


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

premiums ceded to ALIC during 2003 and 2002 under the terms of the structured settlement annuity reinsurance treaty (See Note 4).

10. DEFERRED POLICY ACQUISITION COSTS

     Deferred policy acquisitions costs for the years ended December 31 are as follows:



(IN THOUSANDS)                                         2003            2002            2001
                                                   -------------   -------------   ------------

Balance, beginning of year                         $     166,925         156,615   $    124,601
  Acquisition costs deferred                              58,905          56,852         51,194
  Amortization charged to income                         (29,969)        (23,535)        (7,187)
  Effect of unrealized gains and losses                   (8,424)        (23,007)       (11,993)
                                                   -------------   -------------   ------------
Balance, end of year                               $     187,437         166,925   $    156,615
                                                   =============   =============   ============


     Amortization charged to income includes $1.7 million, ($1.0 million) and $2.0 million in 2003, 2002 and 2001, respectively, due to realized capital gains and losses.

11. COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

GUARANTEES

     In the normal course of business, the Company provides standard indemnifications to counterparties in contracts in connection with numerous transactions, including indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits.
The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Because the obligated amounts of the indemnifications are not explicitly stated in many cases, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     In addition, the Company indemnifies its directors, officers and other individuals serving at the request of the Company as a director or officer to the extent provided in its charter and by-laws. Since these indemnifications are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnifications.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2003.

REGULATIONS

     The Company is subject to changing social, economic and regulatory conditions. Recent state and federal regulatory initiatives and proceedings have included efforts to remove barriers preventing banks from engaging in the securities and insurance businesses, change tax laws affecting the taxation of insurance companies and the tax treatment of insurance products or competing non-insurance products that may impact the relative desirability of various personal investment products and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

LEGAL PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided below.

     AIC is defending various lawsuits involving worker classification issues.
These lawsuits include a number of putative class actions and one certified class action challenging the overtime exemption claimed by AIC under the Fair
Labor Standards Act or state wage and hour laws. These class actions mirror similar lawsuits filed recently against other carriers in the industry and other employers. A putative nationwide class action filed by former employee agents also includes a worker classification issue; these agents are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for


                                       22


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

benefit purposes. AIC has been vigorously defending these and various other worker classification lawsuits. The outcome of these disputes is currently uncertain.

     AIC is also defending certain matters relating to its agency program reorganization announced in 1999. These matters include an investigation by the U.S. Department of Labor and a lawsuit filed in December 2001 by the U.S. Equal
Employment Opportunity Commission ("EEOC") with respect to allegations of retaliation under the Age Discrimination in Employment Act, the Americans with Disabilities Act and Title VII of the Civil Rights Act of 1964. A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, breach of contract and age discrimination. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization. In addition, AIC is defending certain matters relating to its life agency program reorganization announced in 2000. These matters include an investigation by the EEOC with respect to allegations of age discrimination and retaliation. AIC is cooperating fully with the agency investigation and will continue to vigorously defend these and other claims related to the life agency program reorganization. The outcome of these disputes is currently uncertain.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of an increasing number of lawsuits, some of which involve claims for substantial or indeterminate amounts. This litigation is based on a variety of issues including insurance and claim settlement practices. The outcome of these disputes is currently unpredictable. However, at this time, based on their present status, it is the opinion of management that the ultimate liability, if any, in one or more of these other actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

12. INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the
"Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the
Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return.
Effectively, this results in the Company's annual income tax provision being computed as if the Company filed a separate return.

     The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1996 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:



(IN THOUSANDS)                                           2003             2002
                                                     -------------    ------------

DEFERRED ASSETS
Life and annuity reserves                            $      56,408    $     48,386
Discontinued operations                                      1,902             345
Premium installment receivable                               2,328           1,955
Other assets                                                 2,659           1,174
                                                     -------------    ------------
  Total deferred assets                                     63,297          51,860
                                                     -------------    ------------
DEFERRED LIABILITIES
Deferred policy acquisition costs                          (60,439)        (53,156)
Unrealized net capital gains                               (74,698)        (91,353)
Difference in tax bases of investments                      (8,801)         (1,348)
Prepaid commission expense                                    (699)           (504)
Other liabilities                                             (317)           (270)
                                                     -------------    ------------
  Total deferred liabilities                              (144,954)       (146,631)
                                                     -------------    ------------
  Net deferred liability                             $     (81,657)   $    (94,771)
                                                     =============    ============



                                       23


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the years ended December 31 are as follows:



(IN THOUSANDS)                                        2003          2002          2001
                                                   -----------   -----------   -----------

Current                                            $     8,488   $    10,095   $     7,412
Deferred                                                 3,541         2,880        11,105
                                                   -----------   -----------   -----------
  Total income tax expense                         $    12,029   $    12,975   $    18,517
                                                   ===========   ===========   ===========


     The Company paid income taxes of $15.7 million, $17.1 million and $13.1 million in 2003, 2002 and 2001, respectively. The Company had a current income tax receivable of $8.2 million and $914 thousand at December 31, 2003 and 2002, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:



                                                      2003          2002          2001
                                                   -----------   -----------   -----------

Statutory federal income tax rate                         35.0%         35.0%         35.0%
State income tax expense                                   4.0           1.2           0.4
Other                                                     (2.2)         (1.3)         (1.2)
                                                   -----------   -----------   -----------
Effective income tax rate                                 36.8%         34.9%         34.2%
                                                   ===========   ===========   ===========


     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2003, approximately $389 thousand, will result in federal income taxes payable of $136 thousand if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

13. STATUTORY FINANCIAL INFORMATION

     The following table reconciles net income for the years ended December 31, and shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of the Company, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:



                                                              NET INCOME                     SHAREHOLDER'S EQUITY
                                               ---------------------------------------   ----------------------------
(IN THOUSANDS)                                    2003         2002           2001           2003           2002
                                               ----------   -----------   ------------   ------------   -------------

Balance per GAAP                                $  20,690   $    24,179   $     35,412   $    533,574   $     543,815
Unrealized gain/loss on fixed income securities         -             -              -       (479,880)       (453,142)
Deferred policy acquisition costs                 (28,936)      (33,259)       (44,026)      (187,437)       (166,925)
Deferred income taxes                               3,541         2,880         11,105         87,674         131,616
Employee benefits                                   1,637           509           (372)         1,838             184
Reserves and non-admitted assets                   36,941         8,100          8,971        306,818         205,935
Separate Accounts                                       -             -              -          7,901           4,515
Other                                               2,906        (1,232)          (255)        24,155           4,421
                                               ----------   -----------   ------------   ------------   -------------
Balance per statutory accounting practices      $  36,779   $     1,177   $     10,835   $    294,643   $     270,419
                                               ==========   ===========   ============   ============   =============


     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The
State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the National Association of Insurance Commissioners ("NAIC") Accounting Practices and Procedures Manual
("Codification"), subject to any deviations prescribed or permitted by the State of New York insurance superintendent.

     Accounting changes adopted to conform to the provisions of Codification are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to


                                       24


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

unassigned funds (surplus) in the period of the change in accounting principle.
The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The State of New York adopted
Statement of Statutory Accounting Principles ("SSAP") No. 10, Income Taxes, for statutory-basis financial statements filed as of December 31, 2002 and thereafter. The Company reported an increase to surplus of $11.4 million effective December 31, 2002 to reflect the adoption of SSAP No. 10 by the State of New York as a result of recognizing a net deferred tax asset.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors.
The payment of shareholder dividends by the Company without prior approval of the state insurance regulator in any calendar year is limited to formula amounts based on statutory surplus and statutory net gain from operations, determined in conformity with statutory accounting practices, for the immediately preceding calendar year. The maximum amount of dividends that the Company can distribute during 2004 without prior approval of the New York State Insurance Department is $29.2 million. In the twelve-month period beginning January 1, 2003, the Company did not pay any dividends.

RISK-BASED CAPITAL

     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. At December
31, 2003, RBC for the Company was above a level that would require regulatory action.

14. BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expenses agreement.

     Defined pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The allocated cost to the Company included in net income was $1.4 million and $518 thousand for the pension plans in 2003 and 2002, respectively. The allocated benefit to the Company included in net income was $87 thousand for the pension plans in 2001.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans are not funded. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in net income was $431 thousand, $439 thousand and $304 thousand for postretirement benefits other than pension plans in 2003, 2002 and 2001, respectively.

PROFIT SHARING PLAN

     Employees of AIC are eligible to become members of The Savings and Profit
Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

     The Company's allocation of profit sharing expense from the Corporation was $1.1 million, $1.3 million and $374 thousand in 2003, 2002 and 2001, respectively.


                                       25


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

15. OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the years ended December 31 are as follows:



(IN THOUSANDS)                                                        2003
                                                  ------------------------------------------------
                                                                                         After-
UNREALIZED CAPITAL GAINS AND LOSSES:                  Pretax             Tax               tax
                                                  -------------    ---------------    ------------

  Unrealized holding (losses) gains arising
    during the period                             $     (53,362)   $        18,677    $    (34,685)
  Less: reclassification adjustments                     (5,776)             2,022          (3,754)
                                                  -------------    ---------------    ------------
  Unrealized net capital gains and losses               (47,586)            16,655         (30,931)
                                                  -------------    ---------------    ------------

  Other comprehensive (loss) income               $     (47,586)   $        16,655    $    (30,931)
                                                  =============    ===============    ============


                                                                            2002
                                                  ------------------------------------------------
                                                                                         After-
UNREALIZED CAPITAL GAINS AND LOSSES:                  Pretax             Tax               tax
                                                  -------------    ---------------    ------------

  Unrealized holding gains arising during the
    period                                        $      66,740    $      (23,359)    $     43,381
  Less: reclassification adjustments                    (11,200)            3,921           (7,279)
                                                  -------------    ---------------    ------------
  Unrealized net capital gains and losses                77,940           (27,280)          50,660
                                                  -------------    ---------------    ------------

  Other comprehensive income                      $      77,940    $      (27,280)    $     50,660
                                                  =============    ===============    ============


                                                                            2001
                                                  ------------------------------------------------
UNREALIZED CAPITAL GAINS AND LOSSES AND NET                                              After-
  LOSSES ON DERIVATIVE FINANCIAL INSTRUMENTS:         Pretax             Tax               tax
                                                  -------------    ---------------    ------------

  Unrealized holding gains arising during the
    period                                        $       1,457    $          (510)   $        947
  Less: reclassification adjustments                        299               (105)            194
                                                  -------------    ---------------    ------------
  Unrealized net capital gains and losses                 1,158               (405)            753
                                                  -------------    ---------------    ------------
  Net losses on derivative financial instruments
    arising during the period                               (51)                18             (33)
  Less: reclassification adjustments for
    derivative financial instruments                        (51)                18             (33)
                                                  -------------    ---------------    ------------
  Net losses on derivative financial instruments              -                  -               -
                                                  -------------    ---------------    ------------

  Other comprehensive income                      $       1,158    $          (405)   $        753
                                                  =============    ===============    ============




                                       26


                      ----------------------------------------------------------
                      ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A FINANCIAL STATEMENTS AS OF DECEMBER 31, 2003
                      AND FOR THE PERIOD FROM INCEPTION ON AUGUST 15,
                      2003 TO DECEMBER 31, 2003, AND INDEPENDENT
                      AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2003, the related statements of operations and the statements of changes in net assets for the period from inception on August 15, 2003 to December 31, 2003 for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2003, and the results of operations and the changes in their net assets for the period from inception on August 15, 2003 to December 31, 2003 for each of the individual sub-accounts in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Fidelity
                                                                                                                      Variable
                                            AIM Variable                                                             Insurance
                                           Insurance Funds                                                         Products Fund
                                            Sub-Account           The Alger American Fund Sub-Accounts              Sub-Accounts
                                          ----------------  ----------------------------------------------------  ----------------
                                             AIM V. I.
                                                Dent                          Alger Leveraged     Alger MidCap
                                            Demographics      Alger Growth         AllCap            Growth        VIP Contrafund
                                          ----------------  ----------------  ----------------  ----------------  ----------------
ASSETS
Investments at fair value                 $            505  $          1,945  $          4,409  $          3,808  $          6,342
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total assets                           $            505  $          1,945  $          4,409  $          3,808  $          6,342
                                          ================  ================  ================  ================  ================

NET ASSETS
Accumulation units                        $            505  $          1,945  $          4,409  $          3,808  $          6,342
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total net assets                       $            505  $          1,945  $          4,409  $          3,808  $          6,342
                                          ================  ================  ================  ================  ================

FUND SHARE INFORMATION
   Number of shares                                     97                58               157               207               274
                                          ================  ================  ================  ================  ================
   Cost of investment                     $            499  $          1,867  $          4,361  $          3,727  $          6,218
                                          ================  ================  ================  ================  ================

ACCUMULATION UNIT FAIR VALUE              $          14.16  $          10.91  $          12.89  $          16.32  $          13.65
                                          ================  ================  ================  ================  ================

Total net assets and units outstanding are rounded to the nearest dollar and unit, respectively. The accumulation unit fair value is calculated by dividing the unrounded total net assets by the unrounded units outstanding.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Janus Aspen
                                                                                                                       Series
                                                                                                                  (Service Shares)
                                                    Fidelity Variable Insurance Products Fund Sub-Accounts          Sub-Accounts
                                          ----------------------------------------------------------------------  ----------------
                                                VIP                            VIP Investment                         Balanced
                                           Equity-Income       VIP Growth        Grade Bond       VIP Overseas    (Service Shares)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
ASSETS
Investments at fair value                 $          2,575  $          3,021  $          1,255  $            802  $            853
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total assets                           $          2,575  $          3,021  $          1,255  $            802  $            853
                                          ================  ================  ================  ================  ================

NET ASSETS
Accumulation units                        $          2,575  $          3,021  $          1,255  $            802  $            853
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total net assets                       $          2,575  $          3,021  $          1,255  $            802  $            853
                                          ================  ================  ================  ================  ================

FUND SHARE INFORMATION
   Number of shares                                    111                97                92                51                36
                                          ================  ================  ================  ================  ================
   Cost of investment                     $          2,494  $          2,936  $          1,248  $            761  $            847
                                          ================  ================  ================  ================  ================

ACCUMULATION UNIT FAIR VALUE              $          12.91  $          10.93  $          10.38  $          10.96  $          11.67
                                          ================  ================  ================  ================  ================

Total net assets and units outstanding are rounded to the nearest dollar and unit, respectively. The accumulation unit fair value is calculated by dividing the unrounded total net assets by the unrounded units outstanding.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Lazard
                                                                                 Retirement
                                                  Janus Aspen Series             Series, Inc.          MFS Variable Insurance
                                            (Service Shares) Sub-Accounts        Sub-Account            Trust Sub-Accounts
                                          ----------------------------------  ----------------  ----------------------------------
                                            International      Worldwide
                                                Value            Growth           Emerging           MFS New
                                          (Service Shares)  (Service Shares)      Markets           Discovery       MFS Utilities
                                          ----------------  ----------------  ----------------  ----------------  ----------------
ASSETS
Investments at fair value                 $            252  $            117  $             94  $            579  $          1,806
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total assets                           $            252  $            117  $             94  $            579  $          1,806
                                          ================  ================  ================  ================  ================

NET ASSETS
Accumulation units                        $            252  $            117  $             94  $            579  $          1,806
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total net assets                       $            252  $            117  $             94  $            579  $          1,806
                                          ================  ================  ================  ================  ================

FUND SHARE INFORMATION
   Number of shares                                     21                 5                 9                41               113
                                          ================  ================  ================  ================  ================
   Cost of investment                     $            247  $            114  $             91  $            576  $          1,759
                                          ================  ================  ================  ================  ================

ACCUMULATION UNIT FAIR VALUE              $          10.44  $          13.45  $          16.19  $          16.83  $          13.96
                                          ================  ================  ================  ================  ================

Total net assets and units outstanding are rounded to the nearest dollar and unit, respectively. The accumulation unit fair value is calculated by dividing the unrounded total net assets by the unrounded units outstanding.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                            Oppenheimer
                                          Variable Account      Panorama                                           PIMCO Variable
                                               Funds        Series Fund, Inc.       PIMCO Advisors Variable        Insurance Trust
                                            Sub-Account        Sub-Account        Insurance Trust Sub-Accounts      Sub-Accounts
                                          ----------------  ----------------  ----------------------------------  ----------------
                                            Oppenheimer        Oppenheimer
                                            Main Street       International        OpCap          PEA Science
                                          Small Cap Growth       Growth           Small Cap      and Technology     Foreign Bond
                                          ----------------  ----------------  ----------------  ----------------  ----------------
ASSETS
Investments at fair value                 $          4,436  $            184  $            733  $            164  $          2,034
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total assets                           $          4,436  $            184  $            733  $            164  $          2,034
                                          ================  ================  ================  ================  ================

NET ASSETS
Accumulation units                        $          4,436  $            184  $            733  $            164  $          2,034
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total net assets                       $          4,436  $            184  $            733  $            164  $          2,034
                                          ================  ================  ================  ================  ================

FUND SHARE INFORMATION
   Number of shares                                    330               164                24                84               203
                                          ================  ================  ================  ================  ================
   Cost of investment                     $          4,383  $            177  $            710  $            163  $          2,038
                                          ================  ================  ================  ================  ================

ACCUMULATION UNIT FAIR VALUE              $          15.32  $          17.29  $          10.36  $           8.91  $          10.89
                                          ================  ================  ================  ================  ================

Total net assets and units outstanding are rounded to the nearest dollar and unit, respectively. The accumulation unit fair value is calculated by dividing the unrounded total net assets by the unrounded units outstanding.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Rydex Variable
                                                     PIMCO Variable                      Putnam Variable                Trust
                                             Insurance Trust Sub-Accounts        Trust (Class IA) Sub-Accounts       Sub-Account
                                          ----------------------------------  -----------------------------------  ----------------
                                                                                                VT International
                                                                  PIMCO         VT High Yield      Growth and       Rydex Sector
                                            Money Market      Total Return       (Class IA)     Income (Class IA)     Rotation
                                          ----------------  ----------------  ----------------  ----------------  ----------------
ASSETS
Investments at fair value                 $          3,435  $          2,371  $          1,501  $            101  $            394
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total assets                           $          3,435  $          2,371  $          1,501  $            101  $            394
                                          ================  ================  ================  ================  ================

NET ASSETS
Accumulation units                        $          3,435  $          2,371  $          1,501  $            101  $            394
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total net assets                       $          3,435  $          2,371  $          1,501  $            101  $            394
                                          ================  ================  ================  ================  ================

FUND SHARE INFORMATION
   Number of shares                                  3,435               229               188                 9                39
                                          ================  ================  ================  ================  ================
   Cost of investment                     $          3,435  $          2,369  $          1,474  $             94  $            389
                                          ================  ================  ================  ================  ================

ACCUMULATION UNIT FAIR VALUE              $          10.06  $          11.18  $          12.35  $          15.00  $          13.68
                                          ================  ================  ================  ================  ================

Total net assets and units outstanding are rounded to the nearest dollar and unit, respectively. The accumulation unit fair value is calculated by dividing the unrounded total net assets by the unrounded units outstanding.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                          Salomon Brothers
                                           Variable Series                                                        Scudder Variable
                                             Funds, Inc.         Scudder Variable Insurance Trust (Class A)           Series I
                                            Sub-Account                         Sub-Accounts                        Sub-Account
                                          ----------------  ----------------------------------------------------  ----------------
                                                               EAFE Equity       Equity 500        Small Cap
                                            All Cap Fund     Index (Class A)   Index (Class A)   Index (Class A)      Balanced
                                          ----------------  ----------------  ----------------  ----------------  ----------------
ASSETS
Investments at fair value                 $            929  $              9  $          4,030  $          4,304  $          1,584
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total assets                           $            929  $              9  $          4,030  $          4,304  $          1,584
                                          ================  ================  ================  ================  ================

NET ASSETS
Accumulation units                        $            929  $              9  $          4,030  $          4,304  $          1,584
                                          ----------------  ----------------  ----------------  ----------------  ----------------
   Total net assets                       $            929  $              9  $          4,030  $          4,304  $          1,584
                                          ================  ================  ================  ================  ================

FUND SHARE INFORMATION
   Number of shares                                     59                 1               346               352               142
                                          ================  ================  ================  ================  ================
   Cost of investment                     $            893  $              8  $          3,932  $          4,247  $          1,548
                                          ================  ================  ================  ================  ================

ACCUMULATION UNIT FAIR VALUE              $          14.87  $          14.48  $          13.58  $          15.66  $          11.79
                                          ================  ================  ================  ================  ================

Total net assets and units outstanding are rounded to the nearest dollar and unit, respectively. The accumulation unit fair value is calculated by dividing the unrounded total net assets by the unrounded units outstanding.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------

                                                                                                   Van Kampen
                                           T. Rowe Price                                         Life Investment
                                           Equity Series,       The Universal Institutional          Trust
                                          Inc. Sub-Account       Funds, Inc. Sub-Accounts         Sub-Account
                                          ----------------  ----------------------------------  ----------------
                                                                                Van Kampen
                                           T. Rowe Price       Van Kampen        UIF U.S.          LIT Growth
                                           Equity Income     UIF High Yield     Real Estate         & Income
                                          ----------------  ----------------  ----------------  ----------------
ASSETS
Investments at fair value                 $          1,143  $            455  $            423  $          1,129
                                          ----------------  ----------------  ----------------  ----------------
   Total assets                           $          1,143  $            455  $            423  $          1,129
                                          ================  ================  ================  ================

NET ASSETS
Accumulation units                        $          1,143  $            455  $            423  $          1,129
                                          ----------------  ----------------  ----------------  ----------------
   Total net assets                       $          1,143  $            455  $            423  $          1,129
                                          ================  ================  ================  ================

FUND SHARE INFORMATION
   Number of shares                                     57                64                27                66
                                          ================  ================  ================  ================
   Cost of investment                     $          1,116  $            444  $            416  $          1,117
                                          ================  ================  ================  ================

ACCUMULATION UNIT FAIR VALUE              $          14.05  $          12.10  $          14.04  $          13.55
                                          ================  ================  ================  ================

Total net assets and units outstanding are rounded to the nearest dollar and unit, respectively. The accumulation unit fair value is calculated by dividing the unrounded total net assets by the unrounded units outstanding.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Fidelity
                                                                                                                     Variable
                                                 AIM Variable                                                        Insurance
                                                Insurance Funds                                                    Products Fund
                                                  Sub-Account           The Alger American Fund Sub-Accounts        Sub-Accounts
                                                --------------   ------------------------------------------------  --------------
                                                                                      Alger
                                                AIM V. I. Dent        Alger         Leveraged       Alger MidCap        VIP
                                                 Demographics        Growth          AllCap            Growth        Contrafund
                                                --------------   --------------   --------------   --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            -   $            -   $            -   $            -  $            -
                                                --------------   --------------   --------------   --------------  --------------

      Net investment income (loss)                           -                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                       -               63               51               47              63
   Cost of investments sold                                  -               63               53               47              62
                                                --------------   --------------   --------------   --------------  --------------

      Realized gains (losses) on fund shares                 -                -               (2)               -               1

Realized gain distributions                                  -                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

      Net realized gains (losses)                            -                -               (2)               -               1

Change in unrealized gains (losses)                          6               78               48               81             124
                                                --------------   --------------   --------------   --------------  --------------
      Net realized and unrealized gains
       (losses) on investments                               6               78               46               81             125
                                                --------------   --------------   --------------   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $            6   $           78   $           46   $           81  $          125
                                                ==============   ==============   ==============   ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Janus Aspen
                                                                                                                      Series
                                                                                                                     (Service
                                                                                                                      Shares)
                                                      Fidelity Variable Insurance Products Fund Sub-Accounts        Sub-Accounts
                                                -----------------------------------------------------------------  --------------
                                                                                                                     Balanced
                                                      VIP                         VIP Investment        VIP          (Service
                                                 Equity-Income     VIP Growth       Grade Bond        Overseas        Shares)
                                                --------------   --------------   --------------   --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            -   $            -   $            -   $            -  $            5
                                                --------------   --------------   --------------   --------------  --------------

      Net investment income (loss)                           -                -                -                -               5
                                                --------------   --------------   --------------   --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                      52               66               17                -              15
   Cost of investments sold                                 51               66               17                -              15
                                                --------------   --------------   --------------   --------------  --------------

      Realized gains (losses) on fund shares                 1                -                -                -               -

Realized gain distributions                                  -                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

      Net realized gains (losses)                            1                -                -                -               -

Change in unrealized gains (losses)                         81               85                7               41               6
                                                --------------   --------------   --------------   --------------  --------------

      Net realized and unrealized gains
       (losses) on investments                              82               85                7               41               6
                                                --------------   --------------   --------------   --------------  --------------

 INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $           82   $           85   $            7   $           41  $           11
                                                ==============   ==============   ==============   ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Lazard
                                                                                    Retirement
                                                       Janus Aspen Series           Series, Inc.       MFS Variable Insurance
                                                 (Service Shares) Sub-Accounts      Sub-Account          Trust Sub-Accounts
                                                -------------------------------   --------------   ------------------------------
                                                 International      Worldwide
                                                Value (Service   Growth (Service     Emerging          MFS New
                                                    Shares)          Shares)          Markets         Discovery     MFS Utilities
                                                --------------   --------------   --------------   --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            -   $            -   $            -   $            -  $           -
                                                --------------   --------------   --------------   --------------  --------------

      Net investment income (loss)                           -                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                      25               13               24               65               4
   Cost of investments sold                                 25               13               23               65               4
                                                --------------   --------------   --------------   --------------  --------------

      Realized gains (losses) on fund shares                 -                -                1                -               -

Realized gain distributions                                  -                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

      Net realized gains (losses)                            -                -                1                -               -

Change in unrealized gains (losses)                          5                3                3                3              47
                                                --------------   --------------   --------------   --------------  --------------

      Net realized and unrealized gains
       (losses) on investments                               5                3                4                3              47
                                                --------------   --------------   --------------   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $            5   $            3   $            4   $            3  $           47
                                                ==============   ==============   ==============   ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

                                                  Oppenheimer      Panorama                                        PIMCO Variable
                                                    Variable      Series Fund,                                       Insurance
                                                 Account Funds        Inc.            PIMCO Advisors Variable          Trust
                                                  Sub-Account     Sub-Account       Insurance Trust Sub-Accounts    Sub-Accounts
                                                --------------   --------------   -------------------------------  --------------
                                                  Oppenheimer
                                                  Main Street      Oppenheimer
                                                    Small         International     OpCap Small     PEA Science       Foreign
                                                  Cap Growth         Growth             Cap        and Technology      Bond
                                                --------------   --------------   --------------   --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            -   $            -   $            -   $            -  $            1
                                                --------------   --------------   --------------   --------------  --------------

      Net investment income (loss)                           -                -                -                -               1
                                                --------------   --------------   --------------   --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                      10               41                -                3               4
   Cost of investments sold                                 10               40                -                3               4
                                                --------------   --------------   --------------   --------------  --------------

      Realized gains (losses) on fund shares                 -                1                -                -               -

Realized gain distributions                                  -                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

      Net realized gains (losses)                            -                1                -                -               -

Change in unrealized gains (losses)                         53                7               23                1              (4)
                                                --------------   --------------   --------------   --------------  --------------

      Net realized and unrealized gains
       (losses) on investments                              53                8               23                1              (4)
                                                --------------   --------------   --------------   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $           53   $            8   $           23   $            1  $           (3)
                                                ==============   ==============   ==============   ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Rydex Variable
                                                        PIMCO Variable                    Putnam Variable              Trust
                                                  Insurance Trust Sub-Accounts     Trust (Class IA) Sub-Accounts    Sub-Account
                                                -------------------------------   -------------------------------  --------------
                                                                                                         VT
                                                                                                   International
                                                                                                     Growth and
                                                    Money          PIMCO Total    VT High Yield        Income       Rydex Sector
                                                    Market           Return        (Class IA)        (Class IA)       Rotation
                                                --------------   --------------   --------------   --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            1   $            1   $            -   $            -  $            -
                                                --------------   --------------   --------------   --------------  --------------

      Net investment income (loss)                           1                1                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                       2               12               17               20              17
   Cost of investments sold                                  2               12               16               20              17
                                                --------------   --------------   --------------   --------------  --------------

      Realized gains (losses) on fund shares                 -                -                1                -               -

Realized gain distributions                                  -                1                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

      Net realized gains (losses)                            -                1                1                -               -

Change in unrealized gains (losses)                          -                2               27                7               5
                                                --------------   --------------   --------------   --------------  --------------

      Net realized and unrealized gains
       (losses) on investments                               -                3               28                7               5
                                                --------------   --------------   --------------   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $            1   $            4   $           28   $            7  $            5
                                                ==============   ==============   ==============   ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                  Salomon
                                                  Brothers
                                                  Variable                                                            Scudder
                                                   Series                                                            Variable
                                                 Funds, Inc.         Scudder Variable Insurance Trust (Class A)      Series I
                                                 Sub-Account                       Sub-Accounts                     Sub-Account
                                                --------------  -------------------------------------------------  --------------
                                                                   EAFE Equity      Equity 500       Small Cap
                                                   All Cap           Index            Index            Index
                                                    Fund           (Class A)        (Class A)        (Class A)        Balanced
                                                --------------   --------------   --------------   --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            2   $            -   $            -   $            -  $            -
                                                --------------   --------------   --------------   --------------  --------------

      Net investment income (loss)                           2                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                      64                -               39               33              39
   Cost of investments sold                                 63                -               39               33              39
                                                --------------   --------------   --------------   --------------  --------------

      Realized gains (losses) on fund shares                 1                -                -                -               -

Realized gain distributions                                  -                -                -                -               -
                                                --------------   --------------   --------------   --------------  --------------

      Net realized gains (losses)                            1                -                -                -               -

Change in unrealized gains (losses)                         36                1               98               57              36
                                                --------------   --------------   --------------   --------------  --------------

      Net realized and unrealized gains
       (losses) on investments                              37                1               98               57              36
                                                --------------   --------------   --------------   --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $           39   $            1   $           98   $           57  $           36
                                                ==============   ==============   ==============   ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Van Kampen
                                                T. Rowe Price                                           Life
                                                Equity Series,                                      Investment
                                                     Inc.          The Universal Institutional         Trust
                                                 Sub-Account        Funds, Inc. Sub-Accounts        Sub-Account
                                                --------------   -------------------------------   --------------
                                                                   Van Kampen      Van Kampen
                                                 T. Rowe Price      UIF High      UIF U.S. Real    LIT Growth &
                                                 Equity Income       Yield            Estate           Income
                                                --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                       $            2   $            -   $            -   $            -
                                                --------------   --------------   --------------   --------------

      Net investment income (loss)                           2                -                -                -
                                                --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
   Proceeds from sales                                      76               10                1                8
   Cost of investments sold                                 76               10                1                8
                                                --------------   --------------   --------------   --------------

      Realized gains (losses) on fund shares                 -                -                -                -

Realized gain distributions                                  -                -                -                -
                                                --------------   --------------   --------------   --------------

      Net realized gains (losses)                            -                -                -                -

Change in unrealized gains (losses)                         27               11                7               12
                                                --------------   --------------   --------------   --------------

      Net realized and unrealized gains
       (losses) on investments                              27               11                7               12
                                                --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $           29   $           11   $            7   $           12
                                                ==============   ==============   ==============   ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION ON AUGUST 15, 2003 TO DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                          AIM Variable
                                           Insurance
                                             Funds                                                    Fidelity Variable Insurance
                                          Sub-Account       The Alger American Fund Sub-Accounts      Products Fund Sub-Accounts
                                         --------------  -------------------------------------------  ----------------------------
                                                                            Alger         Alger
                                         AIM V. I. Dent      Alger        Leveraged       MidCap          VIP             VIP
                                          Demographics      Growth         AllCap         Growth       Contrafund    Equity-Income
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)             $            -  $           -  $           -  $           -  $           -  $           -
Net realized gains (losses)                           -              -             (2)             -              1              1
Change in unrealized gains (losses)                   6             78             48             81            124             81
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from operations                                    6             78             46             81            125             82
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CONTRACT TRANSACTIONS
Deposits                                            649          2,169          4,495          4,213          6,781          2,993
Monthly deductions:
   Cost of insurance                               (115)          (230)           (95)          (386)          (461)          (386)
   Mortality and expense risk charge                  -             (2)            (1)            (3)            (1)            (1)
   Administrative expense charge                    (21)           (31)           (16)           (61)           (36)           (49)
   Policy fee                                       (14)           (39)           (20)           (83)           (65)           (65)
Transfers among the sub-accounts
   and with the Fixed Account - net                   -              -              -             47             (1)             1
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from contract transactions                       499          1,867          4,363          3,727          6,217          2,493
                                         --------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS                   505          1,945          4,409          3,808          6,342          2,575

NET ASSETS AT BEGINNING OF PERIOD                     -              -              -              -              -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD              $          505  $       1,945  $       4,409  $       3,808  $       6,342  $       2,575
                                         ==============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                          -              -              -              -              -              -
     Units issued                                    36            184            346            236            470            204
     Units redeemed                                   -             (6)            (4)            (3)            (5)            (4)
                                         --------------  -------------  -------------  -------------  -------------  -------------
   Units outstanding at end of period                36            178            342            233            465            200
                                         ==============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD OF AUGUST 15, TO DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                 Fidelity Variable Insurance                        Janus Aspen Series
                                                  Products Fund Sub-Accounts                   (Service Shares) Sub-Accounts
                                         --------------------------------------------  -------------------------------------------
                                                                                                      International    Worldwide
                                                             VIP                          Balanced        Value         Growth
                                              VIP         Investment         VIP         (Service       (Service       (Service
                                             Growth       Grade Bond      Overseas         Shares)       Shares)        Shares)
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)             $            -  $           -  $           -  $           5  $           -  $           -
Net realized gains (losses)                           -              -              -              -              -              -
Change in unrealized gains (losses)                  85              7             41              6              5              3
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from operations                                   85              7             41             11              5              3
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CONTRACT TRANSACTIONS
Deposits                                          3,385          1,507            914          1,176            331            187
Monthly deductions:
   Cost of insurance                               (296)          (210)          (131)          (264)           (45)           (59)
   Mortality and expense risk charge                 (1)            (1)             -              -              -              -
   Administrative expense charge                    (65)           (23)           (11)           (17)            (7)            (5)
   Policy fee                                       (88)           (25)           (11)           (53)            (8)            (9)
Transfers among the sub-accounts
   and with the Fixed Account - net                   1              -              -              -            (24)             -
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from contract transactions                     2,936          1,248            761            842            247            114
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 3,021          1,255            802            853            252            117

NET ASSETS AT BEGINNING OF PERIOD                     -              -              -              -              -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD              $        3,021  $       1,255  $         802  $         853  $         252  $         117
                                         ==============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                          -              -              -              -              -              -
     Units issued                                   283            123             73             74             27             10
     Units redeemed                                  (6)            (2)             -             (1)            (3)            (1)
                                         --------------  -------------  -------------  -------------  -------------  -------------
   Units outstanding at end of period               277            121             73             73             24              9
                                         ==============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD OF AUGUST 15, TO DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PIMCO
                                                                                                                       Advisors
                                            Lazard                                      Oppenheimer     Panorama       Variable
                                           Retirement                                    Variable        Series        Insurance
                                          Series, Inc.     MFS Variable Insurance      Account Funds   Fund, Inc.       Trust
                                          Sub-Account        Trust Sub-Accounts         Sub-Account    Sub-Account   Sub-Accounts
                                         --------------  ----------------------------  -------------  -------------  -------------
                                                                                        Oppenheimer
                                                                                        Main Street    Oppenheimer
                                            Emerging        MFS New         MFS            Small      International      OpCap
                                            Markets        Discovery      Utilities     Cap Growth       Growth        Small Cap
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)             $            -  $           -  $           -  $           -  $           -  $           -
Net realized gains (losses)                           1              -              -              -              1              -
Change in unrealized gains (losses)                   3              3             47             53              7             23
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from operations                                    4              3             47             53              8             23
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CONTRACT TRANSACTIONS
Deposits                                            161            773          1,969          4,766            277            974
Monthly deductions:
   Cost of insurance                                (49)          (160)          (163)          (331)           (78)          (223)
   Mortality and expense risk charge                  -              -             (1)            (1)             -             (1)
   Administrative expense charge                     (6)           (13)           (19)           (52)            (8)           (22)
   Policy fee                                       (16)           (23)           (27)           (58)           (15)           (18)
Transfers among the sub-accounts
   and with the Fixed Account - net                   -             (1)             -             59              -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from contract transactions                        90            576          1,759          4,383            176            710
                                         --------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS                    94            579          1,806          4,436            184            733

NET ASSETS AT BEGINNING OF PERIOD                     -              -              -              -              -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD              $           94  $         579  $       1,806  $       4,436  $         184  $         733
                                         ==============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                          -              -              -              -              -              -
     Units issued                                     7             38            129            290             13             71
     Units redeemed                                  (1)            (4)             -             (1)            (2)             -
                                         --------------  -------------  -------------  -------------  -------------  -------------
   Units outstanding at end of period                 6             34            129            289             11             71
                                         ==============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD OF AUGUST 15, TO DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                         PIMCO Advisors
                                           Variable
                                        Insurance Trust                                                  Putnam Variable Trust
                                          Sub-Accounts   PIMCO Variable Insurance Trust Sub-Accounts    (Class IA) Sub-Accounts
                                         --------------  -------------------------------------------  ----------------------------
                                                                                                                          VT
                                                                                                                     International
                                                                                                                      Growth and
                                          PEA Science       Foreign         Money         PIMCO       VT High Yield     Income
                                         and Technology      Bond           Market     Total Return    (Class IA)     (Class IA)
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)             $            -  $           1  $           1  $           1  $           -  $           -
Net realized gains (losses)                           -              -              -              1              1              -
Change in unrealized gains (losses)                   1             (4)             -              2             27              7
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from operations                                    1             (3)             1              4             28              7
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CONTRACT TRANSACTIONS
Deposits                                            199          2,056          3,995          2,523          1,664            140
Monthly deductions:
   Cost of insurance                                (24)           (13)          (394)          (110)          (137)           (32)
   Mortality and expense risk charge                  -              -             (1)             -             (1)             -
   Administrative expense charge                     (5)            (2)           (79)           (16)           (18)            (5)
   Policy fee                                        (7)            (4)           (87)           (31)           (35)            (9)
Transfers among the sub-accounts
   and with the Fixed Account - net                   -              -              -              1              -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from contract transactions                       163          2,037          3,434          2,367          1,473             94
                                         --------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS                   164          2,034          3,435          2,371          1,501            101

NET ASSETS AT BEGINNING OF PERIOD                     -              -              -              -              -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD              $          164  $       2,034  $       3,435  $       2,371  $       1,501  $         101
                                         ==============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                          -              -              -              -              -              -
     Units issued                                    18            187            342            213            123              8
     Units redeemed                                   -              -              -             (1)            (1)            (1)
                                         --------------  -------------  -------------  -------------  -------------  -------------
   Units outstanding at end of
      period                                         18            187            342            212            122              7
                                         ==============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD OF AUGUST 15, TO DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------------

                                                           Salomon
                                                           Brothers
                                                           Variable                                                    Scudder
                                             Rydex          Series                                                     Variable
                                         Variable Trust   Funds, Inc.          Scudder Variable Insurance              Series I
                                          Sub-Account     Sub-Account         Trust (Class A) Sub-Accounts           Sub-Account
                                         --------------  -------------  -------------------------------------------  -------------
                                                                         EAFE Equity      Equity         Small
                                          Rydex Sector      All Cap         Index        500 Index     Cap Index
                                           Rotation          Fund         (Class A)      (Class A)      (Class A)      Balanced
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)             $            -  $           2  $           -  $           -  $           -  $           -
Net realized gains (losses)                           -              1              -              -              -              -
Change in unrealized gains (losses)                   5             36              1             98             57             36
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from operations                                    5             39              1             98             57             36
                                         --------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CONTRACT TRANSACTIONS
Deposits                                            507          1,188             13          4,429          4,423          1,865
Monthly deductions:
   Cost of insurance                                (91)          (236)            (3)          (369)          (130)          (246)
   Mortality and expense risk charge                  -             (1)             -             (1)            (1)            (1)
   Administrative expense charge                    (12)           (18)            (1)           (39)           (18)           (22)
   Policy fee                                       (14)           (43)            (1)           (53)           (27)           (48)
Transfers among the sub-accounts
   and with the Fixed Account - net                  (1)             -              -            (35)             -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from contract transactions                       389            890              8          3,932          4,247          1,548
                                         --------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS                   394            929              9          4,030          4,304          1,584

NET ASSETS AT BEGINNING OF PERIOD                     -              -              -              -              -              -
                                         --------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD              $          394  $         929  $           9  $       4,030  $       4,304  $       1,584
                                         ==============  =============  =============  =============  =============  =============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                          -              -              -              -              -              -
     Units issued                                    30             67              1            300            277            138
     Units redeemed                                  (1)            (5)             -             (3)            (2)            (3)
                                         --------------  -------------  -------------  -------------  -------------  -------------
   Units outstanding at end of period                29             62              1            297            275            135
                                         ==============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD OF AUGUST 15, TO DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------

                                                                                         Van Kampen
                                         T. Rowe Price                                     Life
                                            Equity                                      Investment
                                          Series, Inc.   The Universal Institutional      Trust
                                          Sub-Account      Funds, Inc. Sub-Accounts     Sub-Account
                                         --------------  ----------------------------  -------------
                                                           Van Kampen    Van Kampen
                                          T. Rowe Price      UIF           UIF U.S.     LIT Growth
                                          Equity Income   High Yield     Real Estate     & Income
                                         --------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)             $            2  $           -  $           -  $           -
Net realized gains (losses)                           -              -              -              -
Change in unrealized gains (losses)                  27             11              7             12
                                         --------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from operations                                   29             11              7             12
                                         --------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CONTRACT TRANSACTIONS
Deposits                                          1,333            638            487          1,247
Monthly deductions:
   Cost of insurance                               (132)          (170)           (54)           (92)
   Mortality and expense risk charge                  -              -              -              -
   Administrative expense charge                    (22)           (11)            (8)           (17)
   Policy fee                                       (18)           (13)            (8)           (21)
Transfers among the sub-accounts
   and with the Fixed Account - net                 (47)             -             (1)             -
                                         --------------  -------------  -------------  -------------
Increase (decrease) in net assets
   from contract transactions                     1,114            444            416          1,117
                                         --------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET ASSETS                 1,143            455            423          1,129

NET ASSETS AT BEGINNING OF PERIOD                     -              -              -              -
                                         --------------  -------------  -------------  -------------

NET ASSETS AT END OF PERIOD              $        1,143  $         455  $         423  $       1,129
                                         ==============  =============  =============  =============

UNITS OUTSTANDING
   Units outstanding at beginning of period           -              -              -              -
     Units issued                                    87             38             30             84
     Units redeemed                                  (6)            (1)             -             (1)
                                         --------------  -------------  -------------  -------------
   Units outstanding at end of period                81             37             30             83
                                         ==============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Account was registered with the SEC on November 1, 2002 and began accepting deposits on August 15, 2003.

     Allstate New York issues two life insurance policies, the Consultant Protector and the Consultant Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any Policy provisions wherein Allstate New York contractually guarantees either a minimum return or account value upon death, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

       AIM VARIABLE INSURANCE FUNDS
         AIM V.I. Dent Demographics
       THE ALGER AMERICAN FUND
         Alger Growth
         Alger Leveraged AllCap
         Alger MidCap Growth
       FIDELITY VARIABLE INSURANCE PRODUCTS FUND
         VIP Contrafund
         VIP Equity-Income
         VIP Growth
         VIP Investment Grade Bond
         VIP Overseas
       JANUS ASPEN SERIES (SERVICE SHARES)
         Balanced (Service Shares)
         International Value (Service Shares)
         Worldwide Growth (Service Shares)
       LAZARD RETIREMENT SERIES, INC.
         Emerging Markets
       MFS VARIABLE INSURANCE TRUST
         MFS New Discovery
         MFS Utilities
       OPPENHEIMER VARIABLE ACCOUNT FUNDS
         Oppenheimer Main Street Small Cap Growth
       PANORAMA SERIES FUND, INC
         Oppenheimer International Growth
       PIMCO ADVISORS VARIABLE INSURANCE TRUST
         OpCap Small Cap
         PEA Science and Technology
       PIMCO VARIABLE INSURANCE TRUST
         Foreign Bond
         Money Market
         PIMCO Total Return
       PUTNAM VARIABLE TRUST (CLASS IA)
         VT High Yield (Class IA)
         VT International Growth and Income (Class IA)
       RYDEX VARIABLE TRUST
         Rydex Sector Rotation
       SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
         All Cap Fund
       SCUDDER VARIABLE INSURANCE TRUST (CLASS A)
         EAFE Equity Index (Class A)
         Equity 500 Index (Class A)
         Small Cap Index (Class A)
       SCUDDER VARIABLE SERIES I
         Balanced
       T. ROWE PRICE EQUITY SERIES, INC.
         T. Rowe Price Equity Income
       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
         Van Kampen UIF High Yield
         Van Kampen UIF U.S. Real Estate
       VAN KAMPEN LIFE INVESTMENT TRUST
         LIT Growth and Income

--------------------------------------------------------------------------------

     The net assets are affected by the investment results of each fund, transactions by policyholders and certain contract expenses (see Note 3). The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the general account of Allstate New York.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     Allstate New York provides administrative and insurance services to the policyholders for a fee. Allstate New York also maintains a fixed account ("Fixed Account"), to which policyholders may direct their deposits and receive a fixed rate of return. Allstate New York has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and net asset value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in Section 817(h) of the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub account is required to satisfy the diversification requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. As such, the operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account, as the Account did not generate taxable income. Earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of federal income tax liability of Allstate New York.

--------------------------------------------------------------------------------

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   EXPENSES

     MONTHLY DEDUCTIONS - On each monthly deduction day, Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units.

          COST OF INSURANCE: On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and sex, the policy year, the face amount and the underwriting class.

          MORTALITY AND EXPENSE RISK CHARGE: The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate of 0.55% per annum of the daily net assets of the Account for policy years one through ten and 0.15% per annum of the daily net assets of the Account for subsequent policy years.

          ADMINISTRATIVE EXPENSE CHARGE: Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and sales expenses. For the Consultant Protector, the annual rate of this charge is $0.35 per $1,000 of face amount for policy years one through twenty and $0.20 per $1,000 of face amount for subsequent policy years. The Consultant Accumulator's annual administrative expense charge ranges from $0.25 to $2.50 per $1,000 of face amount and is deducted monthly during policy years one through ten.

          POLICY FEE: On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. The fee for the Consultant Protector is $16.50 in the first policy year and guaranteed to be no greater than $10.00 in subsequent years. For the Consultant Accumulator, the maximum guaranteed fee is $10.00 per year.

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the Policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the Policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. These amounts are included in payments on terminations but are remitted to Allstate New York.

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the period from inception August 15, 2003 until December 31, 2003 were as follows:

                                                                              Purchases
                                                                             ------------
Investments in the AIM Variable Insurance Funds Sub-Account:
      AIM V. I. Dent Demographics                                            $        499

Investments in The Alger American Fund Sub-Accounts:
      Alger Growth                                                                  1,930
      Alger Leveraged AllCap                                                        4,414
      Alger MidCap Growth                                                           3,774

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
      VIP Contrafund                                                                6,280
      VIP Equity-Income                                                             2,545
      VIP Growth                                                                    3,002
      VIP Investment Grade Bond                                                     1,265
      VIP Overseas                                                                    761

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
      Balanced (Service Shares)                                                       862
      International Value (Service Shares)                                            272
      Worldwide Growth (Service Shares)                                               127

Investments in Lazard Retirement Series, Inc. Sub-Account:
      Emerging Markets                                                                114

Investments in the MFS Variable Insurance Trust Sub-Accounts:
      MFS New Discovery                                                               641
      MFS Utilities                                                                 1,763

Investments in the Oppenheimer Variable Account Funds Sub-Account:
      Oppenheimer Main Street Small Cap Growth                                      4,393

Investments in Panorama Series Fund, Inc. Sub-Account:
      Oppenheimer International Growth                                                217

Investments in PIMCO Advisors Variable Insurance Trust Sub-Accounts:
      OpCap Small Cap                                                                 710
      PEA Science and Technology                                                      166

Investments in PIMCO Variable Insurance Trust Sub-Accounts:
      Foreign Bond                                                                  2,042
      Money Market                                                                  3,437
      PIMCO Total Return                                                            2,381

Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
      VT High Yield (Class IA)                                                      1,490
      VT International Growth and Income (Class IA)                                   114

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                              Purchases
                                                                             ------------
Investments in Rydex Variable Trust Sub-Account:
      Rydex Sector Rotation                                                  $        406

Investments in Salomon Brothers Variable Series Fund, Inc. Sub-Account:
      All Cap Fund                                                                    956

Investments in the Scudder Variable Insurance Trust (Class A) Sub-Accounts:
      EAFE Equity Index (Class A)                                                       8
      Equity 500 Index (Class A)                                                    3,971
      Small Cap Index (Class A)                                                     4,280

Investments in the Scudder Variable Series I Sub-Account:
      Balanced                                                                      1,587

Investments in the T. Rowe Price Equity Series, Inc. Sub-Account:
      T. Rowe Price Equity Income                                                   1,192

Investments in the Universal Institutional Fund, Inc. Sub-Accounts:
      Van Kampen UIF High Yield                                                       454
      Van Kampen UIF U.S. Real Estate                                                 417

Investments in the Van Kampen Life Investment Trust Sub-Account:
      LIT Growth & Income                                                           1,125
                                                                             ------------

                                                                             $     57,595
                                                                             ============

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit fair values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios by sub-accounts is presented below for the period from inception on August 15, 2003 to December 31, 2003.

     The expense ratio represents those charges which are assessed as a percentage of daily net assets resulting in a reduction of accumulation unit values. As discussed in Note 3, the monthly deductions are recognized as redemption of units; therefore, the expense ratio is 0.0% for all sub-accounts.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

        * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests.

        ** EXPENSE RATIO - These amounts represent the annualized contract expenses of the sub-account for each period indicated. The ratios include only those expenses that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

        *** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units.

             Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

             Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                                                            For the period from inception
                                                         At December 31,                on August 15, 2003 until December 31,
                                              ---------------------------------------   -------------------------------------
                                                          Accumulation                   Investment      Expense      Total
                                               Units     Unit Fair Value   Net Assets   Income Ratio*    Ratio**    Return***
                                              --------   ---------------   ----------   -------------   ---------   ---------
Investments in the AIM
  Variable Insurance
  Funds Sub-Account:
    AIM V. I. Dent
     Demographics
      2003                                          36   $         14.16   $      505            0.00%       0.00%      12.53%

Investments in The Alger American
  Fund Sub-Accounts:
    Alger Growth
      2003                                         178             10.91        1,945            0.00        0.00       13.77
    Alger Leveraged AllCap
      2003                                         342             12.89        4,409            0.00        0.00       11.07
    Alger MidCap Growth
      2003                                         233             16.32        3,808            0.00        0.00       17.57

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            For the period from inception
                                                          At December 31,               on August 15, 2003 until December 31,
                                              ---------------------------------------   -------------------------------------
                                                          Accumulation                   Investment      Expense      Total
                                               Units     Unit Fair Value   Net Assets   Income Ratio*    Ratio**    Return***
                                              --------   ---------------   ----------   -------------   ---------   ---------
Investments in the Fidelity
  Variable Insurance Products
  Fund Sub-Accounts:
    VIP Contrafund
        2003                                       465   $         13.65   $    6,342            0.00%       0.00%      13.49%
    VIP Equity-Income
        2003                                       200             12.91        2,575            0.00        0.00       14.70
    VIP Growth
        2003                                       277             10.93        3,021            0.00        0.00       13.66
    VIP Investment Grade Bond
        2003                                       121             10.38        1,255            0.00        0.00        4.20
    VIP Overseas
        2003                                        73             10.96          802            0.00        0.00       21.61

Investments in the Janus Aspen
  Series (Service Shares)
  Sub-Accounts:
    Balanced (Service Shares)
        2003                                        73             11.67          853            1.17        0.00        8.24
    International Value
      ((Service Shares)
        2003                                        24             10.44          252            0.00        0.00       17.99
    Worldwide Growth
      (Service Shares)
        2003                                         9             13.45          117            0.00        0.00       13.59

Investments in the Lazard
  Retirement Series, Inc.
  Sub-Account:
    Emerging Markets
        2003                                         6             16.19           94            0.00        0.00       27.06

Investments in the MFS Variable
  Insurance Trust Sub-Accounts:
    MFS New Discovery
        2003                                        34             16.83          579            0.00        0.00       13.31
    MFS Utilities
        2003                                       129             13.96        1,806            0.00        0.00       14.75

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            For the period from inception
                                                          At December 31,               on August 15, 2003 until December 31,
                                              ---------------------------------------   -------------------------------------
                                                          Accumulation                   Investment      Expense      Total
                                               Units     Unit Fair Value   Net Assets   Income Ratio*    Ratio**    Return***
                                              --------   ---------------   ----------   -------------   ---------   ---------
Investments in the Oppenheimer
  Variable Account Funds
  Sub-Accounts:
    Oppenheimer Main Street
      Small Cap Growth
        2003                                       289   $         15.32   $    4,436            0.00%       0.00%      18.83%

Investments in the Panorama
  Series Fund, Inc.
  Sub-Account:
    Oppenheimer International
      Growth
        2003                                        11             17.29          184            0.00        0.00       24.44

Investments in the PIMCO
  Advisors Variable Insurance
  Trust Sub-Accounts:
    OpCap Small Cap
        2003                                        71             10.36          733            0.00        0.00       15.77
    PEA Science and Technology
        2003                                        18              8.91          164            0.00        0.00       17.36

Investments in the Pimco Variable
  Insurance Trust Sub-Accounts:
    Foreign Bond
        2003                                       187             10.89        2,034            0.10        0.00        0.67
    Money Market
        2003                                       342             10.06        3,435            0.06        0.00        0.21
    PIMCO Total Return
        2003                                       212             11.18        2,371            0.08        0.00        3.85

Investments in the Putnam
  Variable Trust (Class IA)
  Sub-Accounts:
    VT High Yield (Class IA)
        2003                                       122             12.35        1,501            0.00        0.00       11.78
    VT International Growth
      and Income (Class IA)
        2003                                         7             15.00          101            0.00        0.00       20.36

Investments in the Rydex
  Variable Trust Sub-Account:
    Rydex Sector Rotation
        2003                                        29             13.68          394            0.00        0.00       12.63

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            For the period from inception
                                                          At December 31,               on August 15, 2003 until December 31,
                                              ---------------------------------------   -------------------------------------
                                                          Accumulation                   Investment      Expense      Total
                                               Units     Unit Fair Value   Net Assets   Income Ratio*    Ratio**    Return***
                                              --------   ---------------   ----------   -------------   ---------   ---------
Investment in the Salomon
  Brothers Variable Series
  Funds, Inc. Sub-Account:
    All Cap Fund
        2003                                        62   $         14.87   $      929            0.43%       0.00%      15.84%

Investments in the Scudder
  Variable Insurance Trust
  (Class A) Sub-Accounts:
    EAFE Equity Index (Class A)
        2003                                         1             14.48            9            0.00        0.00       18.81
    Equity 500 Index (Class A)
        2003                                       297             13.58        4,030            0.00        0.00       12.79
    Small Cap Index (Class A)
        2003                                       275             15.66        4,304            0.00        0.00       18.37

Investments in the Scudder
  Variable Series I Sub-Account:
      Balanced
        2003                                       135             11.79        1,584            0.00        0.00        7.81

Investments in the T. Rowe
  Price Equity Series, Inc.
    T. Rowe Price Equity Income
        2003                                        81             14.05        1,143            0.35        0.00       13.19

Investments in The Universal
  Institutional Funds, Inc.
  Sub-Accounts:
    Van Kampen UIF High Yield
        2003                                        37             12.10          455            0.00        0.00       11.13
    Van Kampen UIF U.S.
      Real Estate
        2003                                        30             14.04          423            0.00        0.00       13.97

Investments in the Van Kampen
  Life Investment Trust
  Sub-Account:
    LIT Growth & Income
        2003                                        83             13.55        1,129            0.00        0.00       13.13

                                     PART C

                                OTHER INFORMATION

26. FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996. (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-100934) dated November 1, 2002.)

(b) Not Applicable

(c) (i) Form of Principal Underwriting Agreement. /2

     (ii) Form of Selling Agreement. /2

    (iii) Form of Schedule of Sales Commissions. /2

(d) Form of Contract for the Consultant Accumulator Flexible Premium Variable Universal Life Policy. /1

(e) Form of Application for the Consultant Accumulator Flexible Premium Variable Universal Life Policy. /1

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g) Not Applicable

(h) Fund Participation Agreements:

     (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc. /1

     (2) Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated /1

     (3) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation /1

     (4) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation /1

     (5) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York /1

     (6) Form of Participation Agreement among Allstate Life Insurance Company of New York, Lazard Asset Management and Lazard Retirement Series, Inc./1
     (7) Form of Participation Agreement between Allstate Life Insurance Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC /1

     (8) Form of Participation Agreement among MFS Variable Insurance Trust, Allstate Life Insurance Company of New York, and Massachusetts Financial Services Company /1 (9) Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust /1

     (10) Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York /1

     (11) Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York/1

     (12) Form of Participation Agreement among PIMCO Variable Insurance Trust, Allstate Life Insurance Company of New York and PIMCO Funds Distributor LLC. /1

     (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York /1

     (14) Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York /1

     (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York /1

     (16) Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc. /1

     (17) Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder Distributors, Inc. and Allstate Life Insurance Company of New York /1

     (18) Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

     (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York /1

     (20) Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc. /1

(i)  Not Applicable

(j) Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /2

(l) Actuarial Opinion and Consent /2

(m) Sample Calculation. /2

(n) Other Consents:

     (1) Independent Auditors' Consent. /2

     (2) Consent of Attorney. /3

(o)  Not Applicable

(p) Not Applicable

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) /1 (r) Table of Surrender Charge Factors and Percentages. /2

(99) Powers of Attorney for Casey J. Sylla, Samuel H. Pilch, Steven E. Shebik, Marcia D. Alazraki, Margaret G. Dyer, Marla G. Friedman, Vincent A. Fusco, Cleveland Johnson, Jr., John C. Lounds, J. Kevin McCarthy, Kenneth R. O'Brien, John R. Raben, Jr., Patricia W. Wilson and Thomas J. Wilson II /1

(99)(b) Power of Attorney for Phyllis Hill Slater /2

(99)(b) Power of Attorney for Kevin R. Slawin /3

/1 Previously filed in Registrant's initial Form N-6 to this Registration Statement (File No. 333-100934) dated November 1, 2002.)

/2 Previously filed in Pre-Effective Amendment No. 1 (File No. 333-100934) dated June 30, 2003.

/3 Filed herewith

Item 27.

EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

Name and                                    Position and Officer with
Principal Business Address                  Depositor of the Account


Marcia D. Alazraki                          Director
Margaret G. Dyer                            Vice President
Vincent A. Fusco                            Director and Chief Operations
                                            Officer
Cleveland Johnson, Jr.                      Director
John C. Lounds                              Director and Vice President
J. Kevin McCarthy                           Director and Vice President
Kenneth R. O'Brien                          Director
John R. Raben, Jr.                          Director
Steven E. Shebik                            Director, Vice President and Chief
                                            Financial Officer
Phyllis Hill Slater                         Director
Kevin R. Slawin                             Director
Casey J. Sylla                              Director, Chairman of the Board, and
                                            President
Michael J. Velotta                          Director, Vice President, General
                                            Counsel and Secretary
Patricia W. Wilson                          Director and Assistant Vice
                                            President
Fred Amos                                   Chief Administrative Officer
Eric A. Simonson                            Senior Vice President and Chief
                                            Investment Officer
Samuel H. Pilch                             Group Vice President and Controller
Marla G. Friedman                           Vice President
Karen C. Gardner                            Vice President
Anson J. Glacy, Jr.                         Vice President
John R. Hunter                              Vice President
Michael J. Roche                            Vice President
John W. Smith                               Vice President
James P. Zils                               Treasurer
Mark Cloghessey                             Assistant Vice President
Lawrence W. Dahl                            Assistant Vice President
Joanne M. Derrig                            Assistant Vice President and Chief
                                            Privacy Officer
Dorothy E. Even                             Assistant Vice President
Lisa J. Flanary                             Assistant Vice President
Douglas F. Gaer                             Assistant Vice President
Judith P. Greffin                           Assistant Vice President
Carol L. Kiel                               Assistant Vice President
Charles D. Mires                            Assistant Vice President
Robert L. Park                              Assistant Vice President and Chief
                                            Compliance Officer
Barry S. Paul                               Assistant Vice President and
                                            Assistant Treasurer
Joseph P. Rath                              Assistant Vice President, Assistant
                                            General Counsel and Assistant
                                            Secretary
Timothy N. VanderPas                        Assistant Vice President
Errol Cramer                                Assistant Vice President and
                                              Appointed Actuary
David A. Walsh                              Assistant Vice President
Richard Zaharias                            Assistant Vice President
Robert W. Birman                            Assistant Secretary
Doris J. Bryant                             Assistant Secretary
Emma Kalaidijian                            Assistant Secretary
Paul N. Kierig                              Assistant Secretary
Mary J. McGinn                              Assistant Secretary
Douglas H. Allen                            Assistant Treasurer
Nestor Almaria                              Assistant Treasurer
Roberta S. Asher                            Assistant Treasurer
Ralph A. Bergholtz                          Assistant Treasurer
Mark A. Bishop                              Assistant Treasurer
Robert B. Bodett                            Assistant Treasurer
Barbara S. Brown                            Assistant Treasurer
Jeffrey Cannon                              Assistant Treasurer
John Carbone                                Assistant Treasurer
Lynn Cirrincione                            Assistant Treasurer
Rhonda Hoops                                Assistant Treasurer
Peter S. Horos                              Assistant Treasurer
Thomas C. Jensen                            Assistant Treasurer
James B. Kearns                             Assistant Treasurer
David L. Kocourek                           Assistant Treasurer
Dennis Kracik                               Assistant Treasurer
David M. Krueger                            Assistant Treasurer
Beth K. Marder                              Assistant Treasurer
William R. Schmidt                          Assistant Treasurer
Dave Simek                                  Assistant Treasurer
Stephen Stone                               Assistant Treasurer
Robert Treleven                             Assistant Treasurer
Louise J. Walton                            Assistant Treasurer
Jerry D. Zinkula                            Assistant Treasurer
Robert E. Transon                           Illustration Actuary


*The principal business address of Mr. Fusco is 100 Motor Parkway Suite 140, Hauppauge, New York 11788. The principal business address of Ms. Alazraki is 1675 Broadway, New York, New York, 10019. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 60 Wall Street, 15th Floor, New York, New York 10260. The principal business address of Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska, 68506. The principal business address of Mr. Zaharias is 544 Lakeview Parkway, Vernon Hills, IL 60061. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.


Item 28.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed March 11, 2004.

Item 29.
INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30.
PRINCIPAL UNDERWRITERS

ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Allstate Life Insurance Company of New York does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ALFS also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life Variable Life Separate Account A
     Allstate Life of New York Separate Account A
     Allstate Life of New York Variable Life Separate Account A
     Charter National Variable Annuity Account
     Charter National Variable Account
     Glenbrook Life and Annuity Company Separate Account A
     Glenbrook Life and Annuity Company Variable Annuity Account
     Glenbrook Life Variable Life Separate Account A
     Glenbrook Life Multi-Manager Variable Account
     Intramerica Variable Annuity Account
     Lincoln Benefit Life Variable Annuity Account
     Lincoln Benefit Life Variable Account


The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.


J. Kevin McCarthy                            Director,
                                             President and Chief
                                             Executive Officer
Casey J. Sylla                               Director
Michael J. Velotta                           Director and Secretary
Marion Goll                                  Vice President, Treasurer and
                                             Financial Operations Principal
Brent H. Hamann                              Vice President
Joseph P. Rath                               Vice President,
                                             General Counsel and
                                             Secretary
Andrea J. Schur                              Vice President
Joanne M. Derrig                             Assistant Vice President and
                                             Chief Privacy Officer
Maribel V. Gerstner                          Assistant Vice President and
                                             Compliance Officer
William F. Emmons                            Assistant Secretary
Emma M. Kalaidijian                          Assistant Secretary
Barry S. Paul                                Assistant Treasurer
James P. Zils                                Assistant Treasurer
John E. Smith                                Chief Operations Officer

Item 31.
LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 32.
MANAGEMENT SERVICES

None.

Item 33.
REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

                                   SIGNATURES


Pusuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the 1st day of April 2004.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


                                                  By: /s/ Michael J. Velotta
                                                  --------------------------
                                                  Michael J. Velotta
                                                  Vice President, Secretary, and
                                                  General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 1st day of April 2004.

*/MARCIA D. ALAZRAKI                         Director
---------------------------
Marcia D. Alazraki

*/MARGARET G. DYER                           Vice President
--------------------------
Margaret G. Dyer

*/VINCENT A. FUSCO                           Director and Chief Operations
-----------------------                      Officer
Vincent A. Fusco

*/CLEVELAND JOHNSON, JR.                     Director
-----------------------------
Cleveland Johnson, Jr.

*/JOHN C. LOUNDS                             Director and Vice President
-------------------------------
John C. Lounds

*/J. KEVIN MCCARTHY                          Director and Vice President
--------------------------------
J. Kevin McCarthy

*/KENNETH R. O'BRIEN                         Director
--------------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                            Controller and Group Vice
------------------------                     President (Principal Accounting
Samuel H. Pilch                              Officer)

*/JOHN R. RABEN, JR.                         Director
---------------------------
John R. Raben, Jr.

*/STEVEN E. SHEBIK                           Director, Vice President and
---------------------------                  Chief Financial Officer
Steven E. Shebik                             (Principal Financial Officer)

*/PHYLLIS HILL SLATER                        Director
---------------------------
Phyllis Hill Slater

*/KEVIN R. SLAWIN                            Director
---------------------------
Kevin R. Slawin

*/CASEY J. SYLLA                             Director, Chairman of the Board
-----------------------                      and President
Casey J. Sylla                               (Principal Executive Officer)

/s/MICHAEL J. VELOTTA                        Director, Vice President, General
-------------------------                    Counsel and Secretary
Michael J. Velotta

*/PATRICIA W. WILSON                         Director and Assistant Vice
---------------------------                  President
Patricia W. Wilson


*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.

                                  EXHIBIT INDEX


Exhibit No.           Description

(n)(1)          Independent Auditors' Consent
(n)(2)          Consent of Attorney
(99)(c)         Power of Attorney for Kevin R. Slawin